Prospectus

NORTH SQUARE FUNDS

NORTH SQUARE SPECTRUM ALPHA FUND Class A: ORIGX, Class I: ORIYX	NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND Class I: ORDNX

NORTH SQUARE DYNAMIC SMALL CAP FUND Class A: ORSAX, Class I: ORSIX	NORTH SQUARE TACTICAL GROWTH FUND Class A: ETFAX; Class C: ETFCX; Class I: ETFOX

NORTH SQUARE ADVISORY RESEARCH SMALL CAP GROWTH FUND Class A: ORDGX, Class I: ODGIX	NORTH SQUARE TACTICAL DEFENSIVE FUND Class A: ETFRX; Class C: ETFZX; Class I: ETFWX

NORTH SQUARE MULTI STRATEGY FUND Class A: ORILX, Class I: PORYX	NORTH SQUARE TRILOGY ALTERNATIVE RETURN FUND Class A: STTGX; Class C: STTCX; Class I: STTIX

September 28, 2023, as supplemented

January 16, 2024 and February 1, 2024

The United States Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

North Square Funds

Each of the Funds described in this Prospectus will be referred to as a “Fund” and together as the “Funds”

Table of Contents

SUMMARY SECTION - NORTH SQUARE SPECTRUM ALPHA FUND	1
SUMMARY SECTION - NORTH SQUARE DYNAMIC SMALL CAP FUND	8
SUMMARY SECTION - NORTH SQUARE ADVISORY RESEARCH SMALL CAP GROWTH FUND	15
SUMMARY SECTION - NORTH SQUARE MULTI STRATEGY FUND	21
SUMMARY SECTION - NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND	30
SUMMARY SECTION - NORTH SQUARE TACTICAL GROWTH FUND	37
SUMMARY SECTION - NORTH SQUARE TACTICAL DEFENSIVE FUND	46
SUMMARY SECTION - NORTH SQUARE TRILOGY ALTERNATIVE RETURN FUND	54
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	64
MANAGEMENT OF THE FUNDS	91
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	99
YOUR ACCOUNT WITH THE FUNDS	100
DIVIDENDS AND DISTRIBUTIONS	117
FEDERAL INCOME TAX CONSEQUENCES	117
FINANCIAL HIGHLIGHTS	119
APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN INTERMEDIARIES	137

This Prospectus sets forth basic information about the Funds that you should know before investing.
It should be read and retained for future reference.

The date of this Prospectus is September 28, 2023, as supplemented.

SUMMARY SECTION - NORTH SQUARE SPECTRUM ALPHA FUND

Investment Objective

The investment objective of the North Square Spectrum Alpha Fund (the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	None
Redemption fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.20%		0.20%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.85%		0.85%
Shareholder servicing fee	0.08%		0.13%
Fee recoupment reimbursed	0.38%		0.33%
All other expenses	0.39%		0.39%
Acquired fund fees and expenses[2]		0.96%		0.96%
Total annual fund operating expenses[3,4]		2.26%		2.01%

1.	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2.	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
3.	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
4.	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% and 1.05% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2025, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. During the fiscal year ended May 31, 2023, the Adviser recouped previous fee reductions of $187,813 and $112,814 from the Fund’s Class A and Class I shares, respectively.

Summary Section	1	North Square Spectrum Alpha Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$791	$1,203	$1,601	$2,709
Class I shares	$204	$595	$976	$2,043

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund is considered a “fund of funds” that invests primarily in affiliated mutual funds (the “underlying funds”) managed by the Adviser and its affiliates. Under normal conditions, through the underlying funds, the Fund is expected to indirectly invest in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies among others. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Securities in which an underlying fund may invest include, but are not limited to, common stocks, preferred stocks, securities of international companies include emerging market companies and developed countries through investments in exchange-traded funds (“ETFs”) and American Depositary Receipts (“ADRs”), and other similar depositary receipts, and other instruments with similar economic characteristics.

The Fund’s portfolio management team generally employs a bottom-up investment approach emphasizing long-term value. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, Market Risk, Micro-Cap, Small, and Mid-Sized Company Risk, Foreign and Emerging Market Company Risk, Affiliated Underlying Funds Risk, Blend Style Risk, ETF and Mutual Funds Risk, Management Strategy Risk and Reliance on Technology Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Summary Section	2	North Square Spectrum Alpha Fund

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Micro-Cap, Small, and Mid-Sized Company Risk. Investments in micro-cap, small, and mid-sized companies (North Square defines this range as companies with up to $50 billion in market capitalization) may involve greater risks than investments in larger, more established companies. As compared to larger companies, micro- cap, small, and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of micro-cap, small, and mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of micro-cap, small, and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

Foreign and Emerging Market Company Risk. Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

Affiliated Underlying Funds Risk. The Fund invests principally in underlying funds advised by North Square, which presents certain conflicts of interest. Generally, North Square will receive more revenue from investing in the underlying funds than it would if it invested in unaffiliated funds. In addition, North Square is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to North Square by underlying funds differ. North Square may have an incentive to select underlying funds that will result in the greatest net management fee revenue to North Square and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to North Square in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, North Square would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

Summary Section	3	North Square Spectrum Alpha Fund

Blend Style Risk. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

The Fund may invest in affiliated mutual funds managed by North Square. The Adviser or NSI Retail Advisors, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Reliance on Technology Risk. The Fund's trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of two broad-based market indexes. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to become a “fund of funds” that invests primarily in affiliated mutual funds. Prior to January 11, 2022, the Fund invested primarily in equity securities of small capitalization companies. Effective January 11, 2022, the Fund’s sub-adviser also changed. Accordingly, the performance shown below for periods prior to January 11, 2022, is based on the Fund’s prior principal investment strategies, as implemented by the Fund’s previous sub-adviser, and may not be representative of the Fund’s performance under its current principal investment strategies.

Summary Section	4	North Square Spectrum Alpha Fund

The Fund has adopted the historical performance of the Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Predecessor Fund had adopted the historical performance of the Pioneer Oak Ridge Small Cap Growth Fund (the “Prior Predecessor Fund”) as a result of a reorganization consummated after the close of business on October 17, 2014, in which the Predecessor Fund acquired all of the assets, subject to the liabilities, of the Prior Predecessor Fund. The performance information presented below for periods prior to the close of business on October 17, 2014 is based on the performance of the Prior Predecessor Fund. At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially the same investment strategies.

The Prior Predecessor Fund had adopted the historical performance of the Oak Ridge Small Cap Equity Fund (the “Initial Predecessor Fund”) as a result of a reorganization consummated after the close of business on February 13, 2004, in which the Prior Predecessor Fund acquired all of the assets, subject to the liabilities, of the Initial Predecessor Fund. The performance information presented below for periods prior to the close of business on February 13, 2004 is based on the performance of the Initial Predecessor Fund. At the time of the reorganization, the Prior Predecessor Fund and the Initial Predecessor Fund had substantially the same investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 11.19%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	31.71%	Quarter ended 6/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-25.08%	Quarter ended 3/31/2020

Summary Section	5	North Square Spectrum Alpha Fund

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception[1]	Inception Date/From
Class I - Return Before Taxes	-26.85%	3.86%	7.48%	8.68%	12/29/2009
Class I - Return After Taxes on Distributions	-33.42%	-0.56%	3.04%	6.95%	12/29/2009
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-11.25%	3.00%	5.69%	7.62%	12/29/2009
Class A - Return Before Taxes	-31.23%	2.38%	6.53%	8.70%	1/3/1994
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)[2]	-20.44%	4.13%	9.01%	8.32%	1/3/1994
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-21.56%	2.78%	7.57%	6.86%	1/3/1994

[1]	Information for Class I shares prior to December 29, 2009, reflects the performance of Class A shares, adjusted for the lower expenses attributable to Class I shares.
[2]	Effective September 28, 2023, the Russell 2000 Total Return Index has replaced the Russell 2000 Index as the Fund’s primary benchmark as the Russell 2000 Total Return Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Brad A. Thompson, CFA, Clayton Wilkin, CFA, and David Appleby who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Brad A. Thompson has been a portfolio manager of the Fund since January 11, 2022. Clayton Wilkin and David Appleby have been portfolio managers of the Fund since March 1, 2022.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
All Accounts	$1,000	$100
Class I
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Summary Section	6	North Square Spectrum Alpha Fund

Tax Information

The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	7	North Square Spectrum Alpha Fund

SUMMARY SECTION - NORTH SQUARE DYNAMIC SMALL CAP FUND

Investment Objective

The investment objective of the North Square Dynamic Small Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	None
Redemption fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.90%		0.90%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.39%		0.43%
Shareholder servicing fee	0.13%		0.11%
All other expenses[2]	0.26%		0.32%
Total annual fund operating expenses		1.54%		1.33%
Fees waived and/or expenses reimbursed		-0.30%		-0.34%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]		1.24%		0.99%

1.	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2.	“All Other Expenses” are estimated for the current fiscal year for Class A shares.
3.	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.99% and 1.24% of the average daily net assets of the Fund’s Class I and Class A shares, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	8	North Square Dynamic Small Cap Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2029). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$694	$946	$1,217	$2,136
Class I shares	$101	$315	$547	$1,395

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 188% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, the Adviser has selected Algert Global, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization U.S. companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the Russell 2000 Index (the “Index”) at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of August 31, 2023, the market capitalizations of companies included in the Index were between $38 million and $14.5 billion. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (“REITs”), and preferred stocks. The Fund may also invest in initial public offerings (“IPOs”) of equity securities.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Summary Section	9	North Square Dynamic Small Cap Fund

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Small Cap Company Risk, Equity Risk, Reliance on Technology Risk, Value-Oriented Investment Strategies Risk, Management and Strategy Risk, Liquidity Risk, Portfolio Turnover Risk, ETF Risk, Preferred Stock Risk, Foreign Investment Risk, Real Estate Investment Trust (“REIT”) Risk, and IPO Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Reliance on Technology Risk. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Portfolio Turnover Risk. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Summary Section	10	North Square Dynamic Small Cap Fund

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Dynamic Small Cap Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Summary Section	11	North Square Dynamic Small Cap Fund

The performance information presented below for periods prior to September 30, 2015 is based on the performance of the Algert Global U.S. Small Cap account (the “Predecessor Account”). The Predecessor Fund commenced operations on September 30, 2015, after the conversion of the Predecessor Account, which commenced operations on November 1, 2008, into Class I shares of the Predecessor Fund. The Predecessor Fund’s and the Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account was the only fund or account managed by the Sub-Adviser with an investment objective and investment policies and restrictions substantially similar to those of the Predecessor Fund, and the Predecessor Account was managed in substantially the same way as the Sub-Adviser managed the Predecessor Fund and will manage the Fund. The returns for the Predecessor Account reflect its performance prior to the conversion into the Predecessor Fund. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Returns for Class I shares reflect all charges, expenses, and fees of the Predecessor Account. The Fund’s Class A Shares commenced operations on December 1, 2015. Following the close of business on May 29, 2020, the Fund’s outstanding Class A Shares were converted into Class I shares and the offering of Class A Shares was suspended as of that date. The Class A Shares of the Fund are now available for purchase as of the date of this Prospectus.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 12.85%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	27.15%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-29.74%	Quarter ended 3/31/2020

Summary Section	12	North Square Dynamic Small Cap Fund

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Class I - Return Before Taxes	-18.48%	6.88%	11.92%	12.34%	11/1/2008
Class I - Return After Taxes on Distributions	-18.53%	2.74%	9.70%	10.76%	11/1/2008
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-10.91%	3.99%	9.13%	10.04%	11/1/2008
Class A - Return Before Taxes[1]	-23.37%	5.36%	N/A	7.42%	12/1/2015
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.13%	9.01%	10.24%	11/1/2008

[1]	During the period from May 30, 2020 through December 31, 2022 there were no Class A Shares of the Fund outstanding. Had Class A Shares been outstanding they would have been invested in the same portfolio as the Class I Shares. Performance shown for the period from May 30, 2020 to December 31, 2022 is based on the performance of Class I Shares, adjusted on a proforma basis, for the higher expenses applicable to Class A Shares, which are subject to a sales load and a 12b-1 fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Information for Class I shares reflect the performance of the Predecessor Fund and/or the Predecessor Account shares prior to each class’s respective inception date.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. Algert Global, LLC is the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Peter M. Algert, Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, and Ryan LaFond, Deputy Chief Investment Officer of the Sub-Adviser who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Algert has been a portfolio manager since the Predecessor Fund’s inception on September 30, 2015 and Mr. Lafond has been a portfolio manager of the Fund since September 28, 2023.

Purchase and Sale of Fund Shares

Currently, the Fund offers Class A and Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Summary Section	13	North Square Dynamic Small Cap Fund

Tax Information

The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	14	North Square Dynamic Small Cap Fund

SUMMARY SECTION – NORTH SQUARE ADVISORY RESEARCH SMALL CAP GROWTH FUND

Investment Objective

The investment objective of the North Square Advisory Research Small Cap Growth Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	None
Redemption fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%		0.70%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.66%		0.66%
Shareholder servicing fee	0.08%		0.08%
All other expenses[2]	0.58%		0.58%
Total annual fund operating expenses		1.61%		1.36%
Fees waived and/or expenses reimbursed		-0.42%		-0.42%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]		1.19%		0.94%

1.	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2.	“All Other Expenses” are estimated for the current fiscal year for Class A shares.
3.	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.19% and 0.94% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	15	North Square Advisory Research Small Cap Growth Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2029). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$689	$931	$1,192	$2,142
Class I shares	$96	$300	$520	$1,380

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 182% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The Fund considers small capitalization companies to be companies with market capitalizations generally within the ranges of the Russell 2000 Growth Total Return Index at the time of purchase. As of August 31, 2023, the market capitalization range of the Russell 2000 Growth Total Return Index was between $31 million and $14.6 billion. The Fund’s investments in equity securities may include common stock. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets, in keeping with the Fund’s investment objective investments in such foreign issuers is not expected to exceed 20% of the Fund’s net assets. The Fund follows an investing style that favors growth investments.

The Fund’s sub-adviser, Advisory Research, Inc. (“ARI” or a “Sub-Adviser”) uses a multi-discipline investment process that combines fundamental and technical analysis with a thematic overlay to define attractive investment opportunities. The Adviser’s investment research focuses on companies demonstrating strong or improving investment fundamentals that can generate substantial earnings growth, typically due to a competitive advantage or thematic economic force that creates favorable conditions. The investment process integrates fundamental valuation into a framework of additional perspectives to determine the attractiveness of a stock. These other perspectives include thematic positioning and timeliness, management quality, technical analysis and business quality.

The Fund also may invest in American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, Sector Focus Risk, Portfolio Turnover Risk, Market Risk, Small-Cap Company Risk, Cybersecurity Risk, ETF Risk, Currency Risk, Emerging Market Risk, Growth-Style Investing Risk, Foreign Investment Risk, and Management and Strategy Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Section	16	North Square Advisory Research Small Cap Growth Fund

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

ETF Risk. Investing in an exchange-traded fund (“ETF”) will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Summary Section	17	North Square Advisory Research Small Cap Growth Fund

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Growth-Style Investing Risk. Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks are often characterized by high price-to-earnings ratios, which may be more volatile than stocks with lower price-to-earnings ratios.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Summary Section	18	North Square Advisory Research Small Cap Growth Fund

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to invest, under normal circumstances, primarily in equity securities of small capitalization companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Effective January 11, 2022, the Fund’s sub-adviser also changed. Accordingly, the performance shown below for periods prior to January 11, 2022, is based on the Fund’s prior principal investment strategies, as implemented by the Fund’s previous sub-adviser, and may not be representative of the Fund’s performance under its current principal investment strategies.

The Fund has adopted the historical performance of the Oak Ridge Disciplined Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 17.49%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	25.26%	Quarter ended 6/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-23.43%	Quarter ended 6/30/2022

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	-35.80%	7.70%	9.29%	7/29/2016
Class I - Return After Taxes on Distributions	-37.98%	5.00%	7.14%	7/29/2016
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-19.62%	6.67%	7.94%	7/29/2016
Russell 2000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	-26.36%	3.51%	6.96%	7/29/2016

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Summary Section	19	North Square Advisory Research Small Cap Growth Fund

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. Advisory Research, Inc. is the Fund’s investment sub-adviser.

Portfolio Manager

The Sub-Adviser’s portfolio manager is Andrew S. Cupps. Mr. Cupps is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Cupps has been the portfolio manager of the Fund since January 2022.

Purchase and Sale of Fund Shares

Currently, Class A Shares are not available for purchase. The Fund offers one class of shares: the Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	20	North Square Advisory Research Small Cap Growth Fund

SUMMARY SECTION – NORTH SQUARE MULTI STRATEGY FUND

Investment Objective

The investment objective of the North Square Multi Strategy Fund (the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “Appendix A –Waivers and Discounts Available from Certain Intermediaries.”

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	None
Redemption fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[2]		0.19%		0.19%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.48%		0.49%
Shareholder servicing fee	0.06%		0.07%
All other expenses	0.42%		0.42%
Acquired fund fees and expenses[3]		0.60%		0.60%
Total annual fund operating expenses[4]		1.52%		1.28%

1.	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2.	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, does not receive management fees for Fund assets invested in other series of the Trust advised by North Square (“affiliated investments”). North Square receives management fees of 0.50% for Fund assets invested in non-affiliated investments. As of the date of this prospectus, North Square expects substantially all of the Fund’s assets to be invested in affiliated investments.
3.	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
4.	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Summary Section	21	North Square Multi Strategy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$721	$1,028	$1,356	$2,283
Class I shares	$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 13% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, the Adviser has selected NSI Retail Advisors, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund invests primarily in mutual funds managed by North Square, the Fund’s investment adviser, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset classes not available through a fund managed by the Adviser. In addition, the Fund may also invest directly in securities when the Sub-Adviser believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

The Fund is a multi-strategy fund that will invest directly or indirectly through underlying funds in the following asset classes:

●	Equity securities of U.S. and foreign companies (including emerging market companies) of any market capitalization, including common stock, preferred stock, warrants, rights and initial public offerings (“IPOs”). Exposure to equity securities of foreign companies may be through American and Global Depositary Receipts (“ADRs” and “GDRs”).

●	Fixed income securities of U.S. and foreign issuers (including emerging market issuers) of any maturity and credit quality, including high-yield debt securities (often called “junk bonds”), investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments and cash equivalents.

As part of the Sub-Adviser’s multi-strategy investment process, the Fund’s investments are allocated among underlying funds based on an evaluation of three strategies: strategic asset allocation (generally, the weighting of allocations among broad asset classes to seek to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to seek to add value relative to the general strategic allocations) and fund selection. Fund assets are invested in underlying funds with equity exposure across the small to large capitalization range, as well as across value and growth styles as well as core or blend styles which exhibit both growth and value characteristics. Fund assets may also be invested in underlying funds with exposure to fixed income securities issued by a variety of issuers and across a range of maturities and credit quality. Broad economic and market factors, as well as diversification and risk management, are considered in assessing the strategic and tactical components of the allocation. The analysis in selecting underlying funds includes an assessment of a fund’s past performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. It also includes an assessment of the underlying fund’s investment strategies, investment process and portfolio management team.

Summary Section	22	North Square Multi Strategy Fund

The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds and there is no maximum or minimum exposure that the Fund must maintain with respect to any asset class. Accordingly, the Fund’s exposure to different asset classes and underlying funds will be adjusted to take advantage of current or expected market conditions, or to manage risk. From time to time, the Fund may own a majority of the shares of an underlying fund managed by the Adviser. As of the date of this prospectus, the Fund intends to allocate substantially all of its assets among the North Square Dynamic Small Cap Fund, North Square Altrinsic International Equity Fund and North Square Preferred and Income Securities Fund, and expects to invest 25% or more of its assets in the North Square Dynamic Small Cap Fund and North Square Preferred and Income Securities Fund.

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: ETF and Mutual Funds Risk, Equity Risk, Fixed Income Securities Risk, Market Risk, Growth-Oriented Investment Strategies Risk, Small Cap and Mid Cap Company Risk, Currency Risk, Emerging Market Risk, Interest Rate Risk, Preferred Stock Risk, Mortgage-Backed and Asset-Backed Securities Risk, Value-Oriented Investment Strategies Risk, Management and Strategy Risk, Foreign Investment Risk, High Yield (“Junk”) Bond Risk, Credit Risk, Inflation-Linked Securities Risk, Bank Loan Risk, Government-Sponsored Entities Risk, Municipal Securities Risk, Convertible Securities Risk, Liquidity Risk, IPO Risk, Warrants and Rights Risk, and Large Cap Company Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

The Fund may invest in affiliated mutual funds managed by North Square. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Summary Section	23	North Square Multi Strategy Fund

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have risen from historically low levels in recent years. Interest rates may continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Summary Section	24	North Square Multi Strategy Fund

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

Foreign Investment Risk. The Fund’s investments in underlying funds that invest in foreign stocks or the Fund’s direct investments in foreign securities can be riskier than U.S. stock investments. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Inflation-Linked Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as Treasury inflation-protected securities (“TIPS”) are adjusted periodically to a specified rate of inflation (e.g., the Consumer Price Index). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Summary Section	25	North Square Multi Strategy Fund

Bank Loan Risk. Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid or subject to restrictions on resale or assignment and may be difficult to value, which will have an adverse impact on the ability to dispose of particular bank loans in a favorable or timely fashion. Bank loans may also be subject to extension risk and prepayment risk. Transactions in bank loans are often subject to longer settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, which could result in losses to the Fund. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Municipal Securities Risk. Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Summary Section	26	North Square Multi Strategy Fund

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Multi Strategy Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

On July 18, 2017, the Predecessor Fund’s investment strategy changed. Prior to July 18, 2017, the Predecessor Fund invested primarily in equity securities of large capitalization companies with above average potential for earnings growth. Accordingly, the performance information presented below for periods prior to July 18, 2017 is based on the Predecessor Fund’s prior investment strategy.

The Predecessor Fund had adopted the historical performance of the Pioneer Oak Ridge Large Cap Growth Fund (the “Pioneer Predecessor Fund”) as a result of a reorganization consummated after the close of business on October 17, 2014, in which the Predecessor Fund acquired all of the assets, subject to the liabilities, of the Pioneer Predecessor Fund. The performance information presented below for periods prior to the close of business on October 17, 2014 is based on the performance of the Pioneer Predecessor Fund. At the time of the reorganization, the Predecessor Fund and the Pioneer Predecessor Fund had substantially the same investment strategies.

The Pioneer Predecessor Fund had adopted the historical performance of the Oak Ridge Large Cap Equity Fund (the “Initial Predecessor Fund”) as a result of a reorganization consummated after the close of business on February 13, 2004, in which the Pioneer Predecessor Fund acquired all of the assets, subject to the liabilities, of the Initial Predecessor Fund. The performance information presented below for periods prior to the close of business on February 13, 2004 is based on the performance of the Initial Predecessor Fund which commenced operations on March 1, 1999. At the time of the reorganization, the Pioneer Predecessor Fund and the Initial Predecessor Fund had substantially the same investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Summary Section	27	North Square Multi Strategy Fund

Calendar-Year Total Return (before taxes) for Class A Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 8.80%.

Class A
Highest Calendar Quarter Return at NAV (non-annualized)	20.10%	Quarter ended 6/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-20.51%	Quarter ended 3/31/2020

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception[1]	Inception Date/From
Class A - Return Before Taxes	-21.00%	5.13%	9.44%	5.09%	3/1/1999
Class A - Return After Taxes on Distributions	-28.42%	0.62%	7.07%	4.00%	3/1/1999
Class A - Return After Taxes on Distributions and Sale of Fund Shares	-9.41%	3.12%	7.28%	4.03%	3/1/1999
Class I - Return Before Taxes	-15.98%	6.89%	10.37%	7.25%	8/10/2004
Russell 3000 Total Return Index (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%	7.10%	3/1/1999

[1]	Information for Class I shares prior to August 10, 2004, reflects the performance of Class A shares, adjusted for the lower expenses attributable to Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Summary Section	28	North Square Multi Strategy Fund

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

Portfolio Manager

The Sub-Adviser’s portfolio management team is comprised of Brad A. Thompson, CFA, Clayton Wilkin, CFA, and David Appleby who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Brad A. Thompson has been a portfolio manager of the Fund since September 30, 2021. Clayton Wilkin and David Appleby have been portfolio managers of the Fund since March 1, 2022.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	29	North Square Multi Strategy Fund

SUMMARY SECTION – NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND

Investment Objective

The investment objective of the North Square Preferred and Income Securities Fund (the “Fund”) is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.75%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.45%
Shareholder servicing fee	0.08%
All other expenses	0.37%
Total annual fund operating expenses		1.20%
Fees waived and/or expenses reimbursed		-0.23%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]		0.97%

1.	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.97% of the average daily net assets of Class I shares of the Fund, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2029). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$99	$309	$536	$1,313

Summary Section	30	North Square Preferred and Income Securities Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 260% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by primarily investing in preferred and debt securities and other income producing securities including convertible securities, and derivatives and securities of other investment companies, such as exchange-traded funds (“ETFs”). In pursuing the Fund’s investment strategy, Red Cedar Investment Management, LLC (“Red Cedar” or, the “Sub-Adviser”) seeks to identify securities it believes are undervalued considering credit quality, optionality, security structure and other investment characteristics. More specifically, the Fund’s Sub-Adviser seeks to identify securities which it believes offer attractive income and risk adjusted return characteristics. The Sub-Adviser takes into account prevailing market factors while building a portfolio of broadly diversified issuers.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; Additional Tier 1 securities (“AT1s”), also known as contingent convertible securities, and securities of other open-end, closed-end or ETFs that invest primarily in preferred and/or debt securities

The Fund may invest over 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including real estate investment trusts) and insurance industries. The Fund may also have 25% or more of its net assets invested in other sectors or industries including (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Adviser retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated. The Fund may invest up to 20% in emerging market local currency. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.

The Fund may invest in preferred and debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by Red Cedar to be of comparable quality. Below investment grade securities are also known as “high yield” or “junk” securities.

The Fund may utilize derivatives, including futures, forward contracts, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund may use futures and swaps to hedge against general market risk, and may also use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund may use options to hedge against market risk or enhance returns and gain synthetic exposure to a security or sector.

The Fund may sell short debt securities, equities, ETF’s or other cash securities.

Summary Section	31	North Square Preferred and Income Securities Fund

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Credit and Subordination Risk, Preferred Securities Risk, High Yield (“Junk”) Bond Risk, Hybrid Security Risk, Additional Tier 1 Securities Risk, Fixed Income Security Risk, Interest Rate Risk, Optionality Risk, Sector Focus Risk, Foreign Investments Risk, Rule 144A and Regulation S Securities Risk, Currency Risk, Emerging Markets Risk, Derivatives and Hedging Transactions Risk, and LIBOR Transition Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights. In addition, the on-going COVID-19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID-19 outbreak could persist for years to come and the full impact to financial markets is not yet known.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Hybrid Security Risk. Hybrid securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Hybrid securities may encompass several risks compared in other securities. Credit Risk is primary among these as Hybrids are generally subordinated debt instruments. Ratings may be two to three notches below that of the company’s senior debt.

Additional Tier 1 Securities Risk. AT1s, also known as contingent convertible securities, are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some AT1s provide for an automatic write-down of capital under such circumstances.

Summary Section	32	North Square Preferred and Income Securities Fund

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Optionality Risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact the Fund’s performance. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. Similarly, a company may choose not to call a security. In the case of a security with a long maturity date or perpetual security this may extend duration. Extension of the securities duration could increase the price sensitivity to changes in interest rates. Also, this may limit the ability to sell this security to purchase more attractive opportunities in the Fund.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Rule 144A and Regulation S Securities Risk. Certain securities in which the Fund may invest are Rule 144A and Regulation S Securities. Rule 144A and Regulation S Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Summary Section	33	North Square Preferred and Income Securities Fund

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting, and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Derivatives and Hedging Transactions Risk. The Sub-Adviser may make use of futures, forwards, forward contracts, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes the Fund to risk that the counterparty to the transaction defaults. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include but not limited to: counterparty risk, exchange or swap execution facility risk, collateral risk and market risk.

LIBOR Transition Risk. Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, ended most LIBOR settings at the end of 2021. The commonly used tenors of US dollars LIBOR are continuing until the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new references rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will be used as frequently or have the same liquidity as LIBOR prior to its discontinuance. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Summary Section	34	North Square Preferred and Income Securities Fund

Effective January 11, 2022, the Fund made certain changes to its investment objective and principal investment strategies, including the modification of the strategies to invest in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Effective January 11, 2022, the Fund’s sub-adviser also changed. Accordingly, the performance shown below for periods prior to January 11, 2022, is based on the Fund’s prior investment objective and principal investment strategies, as implemented by the Fund’s previous sub-adviser, and may not be representative of the Fund’s performance under its current principal investment strategies.

The Fund has adopted the historical performance of the Oak Ridge Dividend Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 3.90%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	18.53%	Quarter ended 6/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-20.16%	Quarter ended 3/31/2020

Summary Section	35	North Square Preferred and Income Securities Fund

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	-13.36%	9.87%	11.00%	6/28/2013
Class I - Return After Taxes on Distributions	-16.61%	8.21%	9.86%	6/28/2013
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-6.08%	7.70%	8.93%	6/28/2013
ICE BofAML Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	-14.59%	1.01%	3.75%	6/28/2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. Red Cedar Investment Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Brandon F. Bajema, John L. Cassady, III and David L. Withrow of the Sub-Adviser. Messrs. Bajema, Cassady, Martin and Withrow are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been portfolio managers of the Fund since January 2022.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	36	North Square Preferred and Income Securities Fund

SUMMARY SECTION - NORTH SQUARE TACTICAL GROWTH FUND

Investment Objective

The investment objective of the North Square Tactical Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	1.00%[2]	None
Redemption fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.08%		1.08%		1.08%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.41%		0.42%		0.42%
Shareholder servicing fee	0.08%		0.09%		0.09%
All other expenses	0.33%		0.33%		0.33%
Acquired fund fees and expenses[3]		0.13%		0.13%		0.13%
Total annual fund operating expenses[4]		1.87%		2.63%		1.63%
Fees waived and/or expenses reimbursed		-0.19%		-0.20%		-0.20%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[5]		1.68%		2.43%		1.43%

[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
[3]	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
[4]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[5]	North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under Rule 12b-1 Distribution Plan) do not exceed 1.30%, 1.30% and 1.30% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively (“Expense Limitation Agreement”). The Expense Limitation Agreement is in effect until September 30, 2025, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund's annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	37	North Square Tactical Growth Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$736	$1,093	$1,494	$2,609
Class C shares	$346	$779	$1,359	$2,933
Class I shares	$146	$474	$848	$1,898

For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$246	$779	$1,359	$2,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 96% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, the Adviser has selected NSI Retail Advisors, LLC (the “Sub-Adviser”), an affiliate of, and under common control with, the Adviser, to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

To achieve its investment objective, the Fund invests primarily in actively managed or index-based exchange traded funds (“ETFs”), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance (collectively, “Fund Investments”) that the Sub-Adviser believes have the potential for capital appreciation. The Fund’s investment strategy, which utilizes a Sharpe Ratio approach, will emphasize growth style investing, but Fund Investments may also at times have value characteristics.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Fund’s:

●	optimum cash position;

●	weighting between the value and growth segments of the market;

●	sector and industry allocation; and

●	domestic and international exposure.

Summary Section	38	North Square Tactical Growth Fund

The Sub-Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Sub-Adviser retains the flexibility to allocate among equity or fixed-income Fund Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating, including investment grade and high yield, non-investment grade fixed income securities (commonly known as “junk bonds”)). The mix of fixed income and equity Fund Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions. The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Fund may invest in options or futures positions for speculative purposes, when the Sub-Adviser determines that they provide a more efficient way to increase or reduce the Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

The Fund may at times hold all or a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”), either due to pending investments or when investment opportunities are limited.

The Sub-Adviser generally sells a security under one or more of the following conditions:

●	the security reaches the Sub-Adviser’s appraised value;

●	there is a more attractively priced Fund Investment or other security as an alternative;

●	the optimum Cash Position has changed based on the Sub-Adviser’s quantitative research;

●	the weighting between the value and growth segments of the market have changed based on the Sub-Adviser’s quantitative research;

●	the weighting between sector and industry allocations have changed based on the Sub-Adviser’s quantitative research; or

●	the weighting between domestic and international exposure have changed based on the Sub-Adviser’s quantitative research.

Summary Section	39	North Square Tactical Growth Fund

Principal Risks of Investing

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Market Risk, Sector Focus Risk, Equity Risk, Growth-Oriented Investment Strategies Risk, Commodity Risk, Currency Risk, Foreign Investment Risk, Fixed Income Securities Risk, Interest Rate Risk, Credit Risk, Liquidity Risk, High Yield (“Junk”) Bond Risk, Large-Cap Company Risk, Small Cap and Mid Cap Company Risk, and Government-Sponsored Entities Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

ETF and Mutual Funds Risk. The Fund may invest in underlying ETFs and mutual funds (including other funds managed or sub-advised by the Adviser or its affiliates (“North Square-Related Funds”)). Any such investment generally will reflect the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An ETF may also trade at a discount to its net asset value. In addition, the Fund may invest in underlying funds that invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

The Fund may invest in North Square-Related Funds in connection with any such investment. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because, among other reasons, the fees paid to it by North Square-Related Funds may be higher than the fees paid by other potential underlying funds and other benefits to the Adviser and Sub-Adviser may result from investments in North Square-Related Funds. Investments in ETFs and mutual funds are also subject to the following additional risks:

○	Expenses. Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

○	Investment Limitation. Under Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), the Fund is generally subject to limits on investments in shares of an ETF or other investment company. However, the Fund is permitted to invest in ETFs or investment companies beyond the limits, subject to certain terms and conditions set forth in Securities and Exchange Commission (the “SEC”) rules. Accordingly, the limitations, or satisfaction of certain conditions specified in the rules, may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Summary Section	40	North Square Tactical Growth Fund

○	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

○	Operational Risks. There can be no assurance that an active trading market will develop and be maintained for the shares of the ETFs in which the Fund invests. Further, market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

○	Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

○	Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

○	Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Summary Section	41	North Square Tactical Growth Fund

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Commodity Risk. Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Summary Section	42	North Square Tactical Growth Fund

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Large-Cap Company Risk. Securities of companies with market capitalizations that are larger than small and mid cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of Class I shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Stadion Tactical Growth Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Summary Section	43	North Square Tactical Growth Fund

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 11.08%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	11.00%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-11.34%	Quarter ended 6/30/2022

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception[1] (May 3, 2004)
Class I - Return Before Taxes	-14.13%	4.26%	6.95%	6.26%
Class I - Return After Taxes on Distributions	-15.60%	3.23%	5.73%	4.89%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-7.32%	3.20%	5.22%	4.69%
Class A - Return Before Taxes	-19.27%	2.78%	6.06%	5.65%
Class C - Return Before Taxes	-15.77%	3.23%	5.88%	5.20%
Morningstar Moderate Aggressive Target Risk Index (reflects no deduction for fees, expenses, or taxes)	-15.48%	4.64%	7.30%	7.04%

[1]	Class A and C shares of the Fund commenced operations on April 1, 2013. The performance shown for Class A and C shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary from returns shown for Class I shares to the extent that each class has different expenses. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Summary Section	44	North Square Tactical Growth Fund

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser (the “Adviser”). NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Paul M. Frank, Brad A. Thompson and Clayton Wilkin who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Paul M. Frank has been a portfolio manager of the Predecessor Fund since its predecessor fund’s inception in 2004. Brad A. Thompson has been a portfolio manager of the Predecessor Fund since 2013. Clayton Wilkin became a portfolio manager of the Predecessor Fund in 2019.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A shares
All Accounts	$1,000	$100
Class C shares
All Accounts	$1,000	$100
Class I shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	45	North Square Tactical Growth Fund

SUMMARY SECTION - NORTH SQUARE TACTICAL DEFENSIVE FUND

Investment Objective

The investment objective of the North Square Tactical Defensive Fund (the “Fund”) is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	1.00%[2]	None
Redemption fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.47%		0.49%		0.52%
Shareholder servicing fee	0.08%		0.10%		0.12%
All other expenses	0.39%		0.39%		0.40%
Acquired fund fees and expenses[3]		0.12%		0.12%		0.12%
Total annual fund operating expenses[4]		2.09%		2.86%		1.89%
Fees waived and/or expenses reimbursed		-0.02%		-0.04%		-0.07%
Total annual fund operating expenses[5]		2.07%		2.82%		1.82%

[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
[3]	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
[4]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[5]	North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) do not exceed 1.70%, 1.70% and 1.70% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively (“Expense Limitation Agreement”). The Expense Limitation Agreement is in effect until September 30, 2025, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	46	North Square Tactical Defensive Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$773	$1,188	$1,631	$2,853
Class C shares	$385	$878	$1,501	$3,180
Class I shares	$185	$580	$1,008	$2,200

For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$285	$878	$1,501	$3,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 677% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, the Adviser has selected NSI Retail Advisors, LLC (the “Sub-Adviser”), an affiliate of, and under common control with, the Adviser, to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

To achieve its investment objective, the Fund invests primarily in and allocates its investments primarily between Fund Investments (defined below) that the Sub-Adviser believes have the potential for capital appreciation and Cash Positions (defined below).

●	“Fund Investments” include actively managed and index-based ETFs (exchange traded funds), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance.

●	“Cash Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Sub-Adviser’s model by a weighted average score) based on a number of technical indicators. The technical indicators examined by the Sub-Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (e.g., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value). The Sub-Adviser then seeks to participate in markets and market sectors with low risk scores, while divesting its portfolio of investments in markets and market sectors with high risk scores.

Summary Section	47	North Square Tactical Defensive Fund

To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Fund may invest up to 100% of its portfolio in Fund Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Fund may also invest up to 100% of its portfolio in fixed-income Fund Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Sub-Adviser.

The Fund will generally invest as follows:

●	The Core Position. Approximately 50% of the Fund’s assets will be invested in one or more broad-based equity or fixed- income Fund Investments, such as funds with investments that reflect the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid- Cap Index, the Dow Jones Industrial Index, the Bloomberg US Aggregate Bond Index, and the EAFE (Europe, Australia and Far East) Index, U.S. Treasuries (including short-term U.S. Treasuries) or market sector Fund Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). However, through the Core Position, the Fund generally will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes. The Sub-Adviser has the ability to invest in Cash Positions if it deems it advisable or necessary which positions can, from time to time, be significant.

●	The Satellite Position. Approximately 50% of the Fund’s assets will be invested primarily in market sector Fund Investments, fixed-income Fund Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time.

The mix of investments within the Fund may change frequently as the Sub-Adviser deems appropriate or necessary based upon its analysis and allocation models.

Principal Risks of Investing

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Fixed Income Securities Risk, Interest Rate Risk, Credit Risk, Liquidity Risk, Equity Risk, Market Risk, Currency Risk, Foreign Investment Risk, Large-Cap Company Risk, Sector Focus, Portfolio Turnover Risk, Small Cap and Mid Cap Company Risk, and Government-Sponsored Entities Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

Summary Section	48	North Square Tactical Defensive Fund

ETF and Mutual Funds Risk. The Fund may invest in underlying ETFs and mutual funds (including other funds managed or sub-advised by the Adviser or its affiliates (“North Square-Related Funds”)). Any such investment generally will reflect the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An ETF may also trade at a discount to its net asset value. In addition, the Fund may invest in underlying funds that invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

The Fund may invest in North Square-Related Funds in connection with any such investment. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because, among other reasons, the fees paid to it by North Square-Related Funds may be higher than the fees paid by other potential underlying funds and other benefits to the Adviser and Sub-Adviser may result from investments in North Square-Related Funds. Investments in ETFs and mutual funds are also subject to the following additional risks:

○	Expenses. Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

○	Investment Limitation. Under Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), the Fund is generally subject to limits on investments in shares of an ETF or other investment company. However, the Fund is permitted to invest in ETFs or investment companies beyond the limits, subject to certain terms and conditions set forth in Securities and Exchange Commission (the “SEC”) rules. Accordingly, the limitations, or satisfaction of certain conditions specified in the rules, may prevent the Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

○	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

○	Operational Risks. There can be no assurance that an active trading market will develop and be maintained for the shares of the ETFs in which the Fund invests. Further, market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

Summary Section	49	North Square Tactical Defensive Fund

○	Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

○	Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

○	Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Summary Section	50	North Square Tactical Defensive Fund

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Large-Cap Company Risk. Securities of companies with market capitalizations that are larger than small and mid cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Portfolio Turnover Risk. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the average annual total returns of Class A shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Summary Section	51	North Square Tactical Defensive Fund

The Fund has adopted the historical performance of the Stadion Tactical Defensive Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class A Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 1.72%.

Class A
Highest Calendar Quarter Return at NAV (non-annualized)	9.17%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-14.37%	Quarter ended 3/31/2020

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception (September 15, 2006)[1]
Class A - Return Before Taxes	-13.52%	2.17%	4.43%	3.56%
Class A - Return After Taxes on Distributions	-13.52%	2.15%	4.05%	3.19%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	-8.00%	1.67%	3.37%	2.73%
Class C - Return Before Taxes	-9.85%	2.61%	4.25%	3.14%
Class I - Return Before Taxes	-8.04%	3.59%	5.27%	4.11%
Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses, or taxes)	-14.77%	3.73%	5.82%	5.63%

[1]	Class A shares began operations on September 15, 2006, Class C shares began operations on October 1, 2009, Class I shares began operations on May 28, 2010. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

Summary Section	52	North Square Tactical Defensive Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary from returns shown for Class A shares to the extent that each class has different expenses.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser (the “Adviser”). NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Brad A. Thompson and Clayton Wilkin who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Brad A. Thompson has been a portfolio manager of the Predecessor Fund since 2009 and Clayton Wilkin became a portfolio manager of the Predecessor Fund in 2019.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A shares
All Accounts	$1,000	$100
Class C shares
All Accounts	$1,000	$100
Class I shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	53	North Square Tactical Defensive Fund

SUMMARY SECTION - NORTH SQUARE TRILOGY ALTERNATIVE RETURN FUND

Investment Objective

The investment objective of the North Square Trilogy Alternative Return Fund (the “Fund”) is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	1.00%[2]	None
Redemption fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.59%		0.62%		0.64%
Shareholder servicing fee	0.07%		0.11%		0.12%
All other expenses	0.52%		0.51%		0.52%
Acquired fund fees and expenses[3]		0.04%		0.04%		0.04%
Total annual fund operating expenses[4]		2.13%		2.91%		1.93%
Fees waived and/or expenses reimbursed		-0.46%		-0.49%		-0.51%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[5]		1.67%		2.42%		1.42%

[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
[3]	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
[4]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[5]	North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) do not exceed 1.38%, 1.38% and 1.38% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively (“Expense Limitation Agreement”). The Expense Limitation Agreement is in effect until September 30, 2025, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund's annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	54	North Square Trilogy Alternative Return Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$735	$1,118	$1,572	$2,825
Class C shares	$345	$806	$1,444	$3,161
Class I shares	$145	$505	$945	$2,168

For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$245	$806	$1,444	$3,161

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 8% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, the Adviser has selected NSI Retail Advisors, LLC (the “Sub-Adviser”), an affiliate of, and under common control with, the Adviser, to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

To achieve its investment objective, the Fund combines multiple investment strategies and investment techniques that are designed to generate return and manage risk exposure across varying market conditions. The Fund employs three separate investment styles:

●	a diversified portfolio of common stocks and/or actively managed or index-based exchange traded funds (“ETFs”), and options selected to provide protection from market declines (the “Equity Position”),

●	fixed-income securities or ETFs investing in fixed-income securities, and options sold and repurchased to generate net premium income (the “Income Position”), and

●	index options in an effort to benefit from substantial price changes (up or down) in the markets (the “Market Movement Position”).

In allocating the Fund’s assets, the Sub-Adviser uses a combination of the investment styles described above and may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Fund’s portfolio. The Sub-Adviser’s approach is designed to manage risk exposure by seeking opportunities for return from varying market conditions. Under normal market conditions, the Fund expects that (i) approximately 30% to 70% of the Fund’s assets will be allocated to the Equity Position, (ii) approximately 30% to 50% of the Fund’s assets will be allocated to the Income Position and (iii) approximately 2% to 30% of the Fund’s assets will be allocated to the Market Movement Position; however, these percentages may vary over time as a result of market conditions and fluctuations.

Summary Section	55	North Square Trilogy Alternative Return Fund

Under normal market conditions, (i) the market value of the Equity Position’s options that are long positions are not expected to exceed approximately 6% of the Fund’s net assets; (ii) the market value of the Equity Position’s options that are short positions are not expected to exceed approximately 6% of the Fund’s net assets; (iii) the market value of the Income Position’s options are not expected to exceed approximately 12% of the Fund’s net assets; and (iv) the market value of the Market Movement Position’s options are expected to represent approximately 2% to 20% of the Fund’s net assets.

The Fund will generally invest as follows:

●	The Equity Position. The Equity Position is designed to participate in equity markets while moderating volatility. In the Equity Position, the Fund typically invests in a broadly diversified portfolio of U.S. exchange-listed common stocks and American Depositary Receipts (“ADRs”) of companies that the Sub-Adviser believes possess attractive valuation characteristics, and the capability for above-average dividend yield, and/or ETFs that hold such companies. In selecting individual positions, the Sub-Adviser generally considers factors such as profitability, revenue growth, gross margins, debt ratios and other financial characteristics, seeking companies with favorable valuations (generally, prices that are reasonable relative to projected revenues, earnings, and dividends). The Sub-Adviser also looks for companies that possess characteristics that support maintaining market share and earnings power through market cycles and demonstrate the potential to increase dividends or earnings over time. While the Sub-Adviser will typically focus the Equity Position on companies having capitalizations of $5 billion or more, there are no restrictions on market capitalization. The Sub-Adviser may sell a stock from the Equity Position if the Sub-Adviser believes the company’s fundamentals have deteriorated, the company’s dividend or earnings growth has or will decline or the Sub-Adviser otherwise believes that selling the stock is in the Fund’s best interest.

The Sub-Adviser uses an option technique called a “collar” to provide downside risk protection to the Equity Position; however, collars also will limit upside potential. In the Equity Position, the Sub-Adviser generally writes index calls above the current value of the applicable index to seek to generate premium income and use the proceeds to purchase index puts below the current value of the applicable index to seek to reduce the Fund’s exposure to market risk and volatility.

The notional value of the options positions in the Equity Position is not expected to exceed 100% of the expected, aggregate value of the equity securities owned in the Equity Position at the time either option is “in the money” (i.e., when exercising the option would result in a profit). This percentage limitation on the use of options applies at the time an investment is made.

●	The Income Position. The Income Position is designed to balance the risk of the Equity Position by utilizing a combination of investments in domestic fixed-income investments (e.g., corporate bonds, U.S. government securities, mortgage-backed securities, high yield bonds (commonly known as “junk bonds”) or mutual funds and ETFs that invest in such securities) (collectively, “Fixed Income Instruments”) and the receipt of premiums from selling index options. The primary objective of the Income Position is yield generation, with a secondary emphasis on capital appreciation. While the Sub-Adviser may purchase Fixed Income Instruments of any maturity and credit quality, the Sub-Adviser typically invests in a broad mix of ETFs targeting a specific yield that the Sub-Adviser may adjust from time to time in response to market conditions.

In implementing its options strategy for the Income Position, the Sub-Adviser typically writes put and call options on one or more broad-based U.S. stock indices, receiving premiums from the purchasers of the options. The Sub-Adviser may then repurchase the options prior to their expiration date, giving up appreciation and avoiding depreciation in between the sale of the option and its repurchase. The difference between the premium received from selling the option and the cost of repurchasing the option will determine the gain or loss realized by the Income Position. The options strategy utilized by the Sub-Adviser for the Income Position is intended to provide increased cash flow from premiums, reduce volatility, and provide protection against potential loss when the Fund purchases put and call options on the same indices on which the Fund has written options.

Summary Section	56	North Square Trilogy Alternative Return Fund

The Sub-Adviser may also use “collars” or collar components to provide downside risk protection to the Income Position; however, collars also will limit upside potential. In the Income Position, the Sub-Adviser generally writes calls on underlying fixed income instruments at or above the current value of the applicable fixed income instrument to seek to generate premium income and may use the proceeds to purchase puts on underlying fixed income instruments below the current value of the applicable fixed income instrument to seek to reduce the Fund’s exposure to market risk and volatility.

●	The Market Movement Position. The Market Movement Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Market Movement Position, the Sub-Adviser intends to purchase and write options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). The Sub-Adviser uses a proprietary option allocation model to dynamically adjust the put protection it seeks to employ with the intent to minimize cost to the portfolio while providing potential upside in market downturns. Over time, the indices on which the Fund purchases and sells options may vary based on the Sub-Adviser’s assessment of the availability and liquidity of various listed index options, and the Sub-Adviser’s evaluation of equity market conditions and other factors.

Generally, the Market Movement Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Market Movement Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Sub-Adviser may also purchase alternative instruments that the Sub-Adviser believes will approximate the performance that could be achieved by establishing debit option spreads when the Sub-Adviser believes comparable results can be achieved at a lower cost than buying options directly. These alternative instruments include options on indexes, options on futures, options on ETFs and ETFs.

In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the- money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

Principal Risks of Investing

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Derivatives and Hedging Transactions Risk, Fixed Income Securities Risk, Interest Rate Risk, Credit Risk, Liquidity Risk, Equity Risk, Market Risk, Currency Risk, Foreign Investment Risk, High Yield (“Junk”) Bond Risk, Large-Cap Company Risk, Mortgage-Backed and Asset-Backed Securities Risk, Small Cap and Mid Cap Company Risk, and Government-Sponsored Entities Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

Summary Section	57	North Square Trilogy Alternative Return Fund

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Sub-Adviser) generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. An ETF may also trade at a discount to its net asset value. For example, where all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This could, in turn, result in differences between the market price of the ETF’s shares and the underlying value of those shares. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk. Investments in ETFs and mutual funds are also subject to the following additional risks:

■	Expenses. Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

■	Investment Limitation. Under Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), the Fund is generally subject to limits on investments in shares of an ETF or other investment company. However, the Fund is permitted to invest in ETFs or investment companies beyond the limits, subject to certain terms and conditions set forth in Securities and Exchange Commission (the “SEC”) rules. Accordingly, the limitations, or satisfaction of certain conditions specified in the rules, may prevent the Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

■	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds and that the Fund receives less than NAV when selling an ETF).

■	Operational Risks. There can be no assurance that an active trading market will develop and be maintained for the shares of the ETFs in which the Fund invests. Further, market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

■	Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

■	Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative

Summary Section	58	North Square Trilogy Alternative Return Fund

sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

■	Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

Derivatives and Hedging Transactions Risk. The Sub-Adviser may make use of futures, forwards, forward contracts, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes to the Fund to risk that the counterparty to the transaction defaults. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include but not limited to: counterparty risk, exchange or swap execution facility risk, collateral risk and market risk.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Summary Section	59	North Square Trilogy Alternative Return Fund

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Large-Cap Company Risk. Securities of companies with market capitalizations that are larger than small and mid cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

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Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the average annual total returns of Class A shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Stadion Trilogy Alternative Return Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class A Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2023 was 0.19%.

Class A
Highest Calendar Quarter Return at NAV (non-annualized)	4.79%	Quarter ended 6/30/2016
Lowest Calendar Quarter Return at NAV (non-annualized)	-4.99%	Quarter ended 3/31/2018

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Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception (April 2, 2012)
Class A - Return Before Taxes	-15.83%	-2.02%	0.45%	0.73%
Class A - Return After Taxes on Distributions	-16.02%	-2.26%	0.25%	0.52%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	-9.26%	-1.54%	0.34%	0.56%
Class C - Return Before Taxes	-12.25%	-1.58%	0.28%	0.53%
Class I - Return Before Taxes	-10.48%	-0.60%	1.28%	1.53%
HFRX Absolute Return Index (reflects no deduction for fees, expenses, or taxes)	0.85%	1.89%	2.03%	1.93%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%	1.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary from returns shown for Class A shares to the extent that each class has different expenses. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser (the “Adviser”). NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Brad A. Thompson and Clayton Wilkin who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Brad A. Thompson has been a portfolio manager of the Predecessor Fund since 2012 and Clayton Wilkin became a portfolio manager of the Predecessor Fund in 2019.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A shares
All Accounts	$1,000	$100
Class C shares
All Accounts	$1,000	$100
Class I shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

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Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Funds will provide written notice to shareholders prior to, or concurrent with, any such changes as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. Each of the Funds’ investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”). There can be no guarantee that a Fund will achieve its investment objective.

Each Fund’s investment policies and limitations typically apply at the time an investment is made. As a result, each Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

North Square Spectrum Alpha Fund

Investment Objective

The North Square Spectrum Alpha Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Fund is considered a “fund of funds” that invests in affiliated mutual funds (the “underlying funds”) managed by North Square. Under normal conditions, through the underlying funds, the Fund indirectly invests in the equity securities of U.S. and foreign micro- cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Although North Square reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice.

The Fund’s portfolio management team generally employs a bottom-up investment approach emphasizing long-term value. The Fund may make direct investments and invest in unaffiliated mutual funds consistent with its investment objective and as permitted by applicable law.

North Square Dynamic Small Cap Fund

Investment Objective

The North Square Dynamic Small Cap Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization U.S. companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the Russell 2000 Index (the “Index”) at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of Algert Global, LLC (for this section only, the “Sub-Adviser”). As of August 31, 2023, the market capitalizations of companies included in the Index were between $38 million and $14.5 billion. The Fund may at times invest a significant portion of its assets in a single sector.

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The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, and preferred stocks. The Fund may invest in IPOs of companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Each model is designed to exploit a specific bias in the way most investors process information and make trades.

●	The Relative Value model seeks to detect stocks that are mispriced relative to their peers. Multiple measures are used and weighted according to the stock’s region, industry, size, risk, profitability and growth prospects, with the primary drivers being enterprise value models driven by EBITDA and free cash flow.

●	The Quality model examines the full spectrum of financial statements to measure a company’s operating performance. Factors such as stability, financing activity, free cash flow, life cycle, working capital and asset structure are combined to identify companies that the Sub-Adviser believes are more or less likely than peers to sustain their performance targets.

●	The Catalyst model employs a broad set of inputs, including fundamental, sentiment and technical measures to seek to identify companies with changing expectations and levels of attention. The Sub-Adviser believes that changing sentiment and attention are key drivers of many behavioral biases.

Each of these models is customized to the specifics of the underlying sector and region where they are applied.

The construction and daily optimization of the investment universe and subsequent generation of a prospective trade list are determined using the following key inputs:

●	the stock selection scores, which serve as forecasts of a company’s risk adjusted return relative to its peers

●	estimates of each stock’s exposure to common risk factors

●	co-variance (the degree to which returns on two risky assets move in tandem) of the historical returns of common factor returns

●	transaction cost forecasts

●	portfolio position size limits

●	liquidity limits

Sell decisions are driven by changes in the underlying stock selection signals and risk forecasts. Stocks which have experienced a deterioration in their relative valuation, quality and/or catalyst measures are candidates for sale. The Sub-Adviser may also sell all or a portion of a position of a holding when the Fund requires cash to meet redemption requests.

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When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Advisory Research Small Cap Growth Fund

Investment Objective

The North Square Advisory Research Small Cap Growth Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund will invest in at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The Fund considers small companies to be companies with market capitalizations generally within the ranges of the Russell 2000 Growth Total Return Index at the time of purchase. As of August 31, 2023, the market capitalization range of the Russell 2000 Growth Total Return Index was between $31 million and $14.6 billion. The Fund’s investments in equity securities may include common stock. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets, in keeping with the Fund’s investment objective, is not expected to exceed 20% of the Fund’s net assets. The Fund follows an investing style that favors growth investments.

The Fund’s sub-adviser, Advisory Research, Inc. (“ARI” or a “Sub-Adviser”) uses a multi-discipline investment process that combines fundamental and technical analysis with a thematic overlay to define attractive investment opportunities. The Adviser’s investment research focuses on companies demonstrating strong or improving investment fundamentals that can generate substantial earnings growth, typically due to a competitive advantage or thematic economic force that creates favorable conditions. The investment process integrates fundamental valuation into a framework of additional perspectives to determine the attractiveness of a stock. These other perspectives include thematic positioning and timeliness, management quality, technical analysis and business quality.

Attractive investment opportunities are typically integrated into the Fund’s portfolio as part of an investment theme. Investment themes are developed through the reconciliation process between the Adviser’s top-down and bottom-up research and are the strategic building blocks of the portfolio. The Adviser is dedicated to understanding the technological, demographic or legislative developments that may affect the growth rate or profitability of a company or an entire industry. The investment team strives to identify and understand the risks and opportunities presented by the market in order to construct a portfolio that it believes will most effectively capitalize on the environment.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Fund also may invest in American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

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North Square Multi Strategy Fund

Investment Objective

The North Square Multi Strategy Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund invests primarily in mutual funds managed by North Square, the Fund’s investment adviser, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset classes not available through a fund managed by the Adviser. In addition, the Fund may also invest directly in securities when NSI Retail Advisors, LLC (for this section only, the “Sub-Adviser”) believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

The Fund is a multi-strategy fund that will invest directly or indirectly through underlying funds in the following asset classes:

●	Equity securities of U.S. and foreign companies (including emerging market companies) of any market capitalization, including common stock, preferred stock, warrants, rights and IPOs. Exposure to equity securities of foreign companies may be through ADRs and GDRs.

●	Fixed income securities of U.S. and foreign issuers (including emerging market issuers) of any maturity and credit quality, including high-yield debt securities (often called “junk bonds”), investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments and cash equivalents.

As part of the Sub-Adviser’s multi-strategy investment process, the Fund’s investments are allocated among underlying funds based on an evaluation of three strategies: strategic asset allocation (generally, the weighting of allocations among broad asset classes to seek to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to seek to add value relative to the general strategic allocations) and fund selection. Fund assets are invested in underlying funds with equity exposure across the small to large capitalization range, as well as across value and growth styles as well as core or blend styles which exhibit both growth and value characteristics. Fund assets may also be invested in underlying funds with exposure to fixed income securities issued by a variety of issuers and across a range of maturities and credit quality. Broad economic and market factors, as well as diversification and risk management, are considered in assessing the strategic and tactical components of the allocation. The analysis in selecting underlying funds includes an assessment of a fund’s past performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. It also includes an assessment of the underlying fund’s investment strategies, investment process and portfolio management team.

The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds and there is no maximum or minimum exposure that the Fund must maintain with respect to any asset class. Accordingly, the Fund’s exposure to different asset classes and underlying funds will be adjusted to take advantage of current or expected market conditions, or to manage risk. From time to time, the Fund may own a majority of the shares of an underlying fund managed by the Adviser. As of the date of this prospectus, the Fund intends to allocate substantially all of its assets among the North Square Dynamic Small Cap Fund, North Square Altrinsic International Equity Fund and North Square Preferred and Income Securities Fund, and expects to invest 25% or more of its assets in the North Square Dynamic Small Cap Fund and North Square Preferred and Income Securities Fund.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

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North Square Preferred and Income Securities Fund

Investment Objective

The North Square Preferred and Income Securities Fund seeks to provide current income and long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by primarily investing in preferred and debt securities and other income producing securities including convertible securities, and derivatives and securities of other investment companies, such as ETFs. In pursuing the Fund’s investment strategy. The Fund seeks to identify securities it believes are undervalued considering credit quality, optionality, security structure and other investment characteristics. More specifically, the Fund seeks to identify securities which it believes offer attractive income and risk adjusted return characteristics. The Fund considers prevailing market factors while building a portfolio of broadly diversified issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, which may be either exchange-traded or OTC, including preferred; corporate hybrid; corporate debt; additional tier 1 (“AT1”); and securities of other open-end funds, closed-end funds or ETFs that invest primarily in preferred or debt securities as described herein.

These preferred and debt securities may be across a wide range of sectors and industries. The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and specific information about the Fund’s investments are contained in the Fund’s SAI.

PREFERRED

There are two basic types of preferred securities, retail preferred securities and institutional preferred securities. Preferred securities are perpetual and equity-like in nature, with many having stated call dates. They may pay fixed or floating rate dividends. A company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation or bankruptcy. However, these claims are subordinated to more senior creditors, including senior debt holders. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The Fund intends to invest in both OTC and exchange-traded preferred securities. Preferred securities share many investment characteristics with both common stock and bonds; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in both equity funds and bond funds.

CORPORATE HYBRID

Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and floating rate coupon securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Floating rate securities provide for a periodic adjustment in the interest rate. This interest rate reset feature may provide the Fund with a certain degree of protection against rising interest rates. Coupons of floating rate securities will participate in any declines in interest rates, as well.

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CORPORATE DEBT

Debt securities in which the Fund may invest include corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, and obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

ADDITIONAL TIER 1

AT1s are debt securities with loss absorption characteristics that provide for an automatic write-down of the principal amount of securities or the mandatory conversion into common shares of the issuer. AT1 coupons are not mandatory and non-cumulative and may be suspended at either the regulators or the bank’s discretion. Conversion might be automatically triggered if a company fails to meet the capital minimum described in the security, the company’s regulator decides that the security should convert, or the company receives specified levels of extraordinary public support. The common stock of the issuer may not pay a dividend and would be subject to market conditions under adverse circumstances.

CONCENTRATION IN FINANCIALS SECTOR

The Fund may invest 25% or more of its net assets in the financial sector. which is comprised of the bank, diversified financials, real estate (including Real Estate Investment Trusts (“REITs”)) and insurance industries. In addition, the Fund may also invest 25% or more in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Adviser retains broad discretion to allocate the Fund’s investments across various sectors and industries.

CREDIT QUALITY

The Fund may invest in debt securities of any credit rating, including investment grade securities, below investment grade securities and unrated securities. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example minimum rating of: Baa3 or BBB- or BBB- by Moody’s or S&P or Fitch, respectively) or, if unrated, is judged to be investment grade by the Adviser. Below investment grade quality securities or securities that are unrated but judged to be below investment grade by the Adviser, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.

CURRENCY AND DOMICILE

The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated. Many foreign companies’ issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Those securities have characteristics that are similar to traditional preferred, hybrid and debt preferred securities. The Fund may invest up to 20% in emerging market local currency debt. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.

DERIVATIVES AND HEDGING TRANSACTIONS

The Fund may utilize derivatives including but not limited to futures, forwards, options, swaps (including index credit default swaps (“CDX”)), and other various derivative products. The Fund’s use of derivative instruments may be for enhancing returns, hedging, or providing synthetic exposure to specific industries or securities. The Fund intends to use derivatives to hedge against general market risk, interest rate risk and credit risk.

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RULE 144A SECURITIES

Certain securities in which the Fund may invest are Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.

REGULATION S SECURITIES

The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the U.S. Regulation S securities are subject to legal or contractual restrictions on resale, as a result Regulation S securities may be considered illiquid.

These preferred and debt securities may be across a wide range of sectors and industries.

The Fund may also invest in certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (referred to as Rule 144A Securities) and securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act.

The Fund may invest over 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may also have 25% or more of its net assets invested in other sectors or industries including (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Adviser retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated. The Fund may invest up to 20% in emerging market local currency debt. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.

The Fund may invest in preferred and debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by Red Cedar to be of comparable quality. Below investment grade securities are also known as “high yield” or “junk” securities.

The Fund may utilize derivatives, including futures, forward contracts, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund may use futures and swaps to hedge against general market risk, and may also use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund may use options to hedge against market risk or enhance returns and gain synthetic exposure to a security or sector.

The Fund may sell short debt securities, equities, ETF’s or other cash securities.

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North Square Tactical Growth Fund

Investment Objective

The investment objective of the North Square Tactical Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Principal Investment Strategies

To achieve its investment objective, the Fund invests primarily in actively managed or index-based exchange traded funds (“ETFs”), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and futures positions (e.g., futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance (collectively, “Fund Investments”) that NSI Retail Advisors, LLC (for this section only, the “Sub-Adviser”) believes have the potential for capital appreciation. The Sharpe Ratio is a measure of risk-adjusted return. It describes how much excess return you receive for the volatility of holding a riskier asset. The Sharpe Ratio is an industry standard for measuring the risk-adjusted return of a portfolio. Specifically, the Fund uses the Sharpe Ratio as a tool to compare risk and return characteristics of different types of ETFs. The Fund’s investment strategy, which utilizes a Sharpe Ratio approach, will emphasize growth style investing, but Fund Investments may also at times have value characteristics.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Fund’s:

●	optimum cash position;

●	weighting between the value and growth segments of the market;

●	sector and industry allocation; and

●	domestic and international exposure.

The Sub-Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Sub-Adviser retains the flexibility to allocate among equity or fixed-income Fund Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating, including investment grade and high yield, non-investment grade fixed income securities (commonly known as “junk bonds”)).The mix of fixed income and equity Fund Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions. The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Fund may invest in options or futures positions for speculative purposes, when the Sub-Adviser determines that they provide a more efficient way to increase or reduce the Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the

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U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

The Fund may at times hold all or a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”), either due to pending investments or when investment opportunities are limited. In addition, when the Sub-Adviser believes that current market, economic, political or other market-related conditions are unfavorable or adverse and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in Cash Positions. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Sub-Adviser generally sells a security under one or more of the following conditions:

●	the security reaches the Sub-Adviser’s appraised value;

●	there is a more attractively priced Fund Investment or other security as an alternative;

●	the optimum Cash Position has changed based on the Sub-Adviser’s quantitative research;

●	the weighting between the value and growth segments of the market have changed based on the Sub-Adviser’s quantitative research;

●	the weighting between sector and industry allocations have changed based on the Sub-Adviser’s quantitative research; or

●	the weighting between domestic and international exposure have changed based on the Sub-Adviser’s quantitative research.

North Square Tactical Defensive Fund

Investment Objective

The investment objective of the North Square Tactical Defensive Fund (the “Fund”) is to seek capital appreciation.

Principal Investment Strategies

To achieve its investment objective, the Fund invests primarily in and allocates its investments primarily between Fund Investments (defined below) that NSI Retail Advisors, LLC (for this section only, the “Sub-Adviser”) believes have the potential for capital appreciation and Cash Positions (defined below).

●	“Fund Investments” include actively managed and index-based ETFs (exchange traded funds), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance.

●	“Cash Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

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In allocating the Fund’s assets, the Sub-Adviser uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Sub-Adviser’s model by a weighted average score) based on a number of technical indicators. The technical indicators examined by the Sub-Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (e.g., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value). The Sub-Adviser then seeks to participate in markets and market sectors with low risk scores, while divesting its portfolio of investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Fund may invest up to 100% of its portfolio in Fund Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Fund may also invest up to 100% of its portfolio in fixed-income Fund Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Sub-Adviser.

The Fund will generally invest as follows:

●	The Core Position. Approximately 50% of the Fund’s assets will be invested in one or more broad-based equity or fixed- income Fund Investments, such as funds with investments that reflect the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid- Cap Index, the Dow Jones Industrial Index, the Bloomberg US Aggregate Bond Index, and the EAFE (Europe, Australia and Far East) Index, U.S. Treasuries (including short-term U.S. Treasuries) or market sector Fund Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). However, through the Core Position, the Fund generally will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes. The Sub-Adviser has the ability to invest in Cash Positions if it deems it advisable or necessary which positions can, from time to time, be significant.

●	The Satellite Position. Approximately 50% of the Fund’s assets will be invested primarily in market sector Fund Investments, fixed-income Fund Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time.

The mix of investments within the Fund may change frequently as the Sub-Adviser deems appropriate or necessary based upon its analysis and allocation models.

The Fund may invest in options or futures positions for speculative purposes, when the Sub-Adviser determines that they provide a more efficient way to increase/reduce the Fund’s overall exposure to an industry or sector than buying/selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

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When the Sub-Adviser believes that current market, economic, political or other market-related conditions are unfavorable or adverse and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in Cash Positions. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Trilogy Alternative Return

Investment Objective

The investment objective of the North Square Trilogy Alternative Return Fund (the “Fund”) is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Principal Investment Strategies

To achieve its investment objective, the Fund combines multiple investment strategies and investment techniques that are designed to generate return and manage risk exposure across varying market conditions. The Fund employs three separate investment styles:

●	a diversified portfolio of common stocks and/or actively managed or index-based exchange traded funds (“ETFs”), and options selected to provide protection from market declines (the “Equity Position”),

●	fixed-income securities or ETFs investing in fixed-income securities, and options sold and repurchased to generate net premium income (the “Income Position”), and

●	index options in an effort to benefit from substantial price changes (up or down) in the markets (the “Market Movement Position”).

In allocating the Fund’s assets, NSI Retail Advisors, LLC (for this section only, the “Sub-Adviser”) uses a combination of the investment styles described above and may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Fund’s portfolio. The Sub-Adviser’s approach is designed to manage risk exposure by seeking opportunities for return from varying market conditions. Under normal market conditions, the Fund expects that (i) approximately 30% to 70% of the Fund’s assets will be allocated to the Equity Position, (ii) approximately 30% to 50% of the Fund’s assets will be allocated to the Income Position and (iii) approximately 2% to 30% of the Fund’s assets will be allocated to the Market Movement Position; however, these percentages may vary over time as a result of market conditions and fluctuations.

Under normal market conditions, (i) the market value of the Equity Position’s options that are long positions are not expected to exceed approximately 6% of the Fund’s net assets; (ii) the market value of the Equity Position’s options that are short positions are not expected to exceed approximately 6% of the Fund’s net assets; (iii) the market value of the Income Position’s options are not expected to exceed approximately 12% of the Fund’s net assets; and (iv) the market value of the Market Movement Position’s options are expected to represent approximately 2% to 20% of the Fund’s net assets.

The Fund will generally invest as follows:

●	The Equity Position. The Equity Position is designed to participate in equity markets while moderating volatility. In the Equity Position, the Fund typically invests in a broadly diversified portfolio of U.S. exchange-listed common stocks and American Depositary Receipts (“ADRs”) of companies that the Sub-Adviser believes possess attractive valuation characteristics, and the capability for above-average dividend yield, and/or ETFs that hold such companies. In selecting individual positions, the Sub-Adviser generally considers factors such as profitability, revenue growth, gross margins, debt ratios and other financial characteristics, seeking companies with favorable valuations (generally, prices that are reasonable relative to projected revenues, earnings, and dividends). The Sub-Adviser also looks for companies that possess characteristics that support maintaining market share and earnings power through market cycles and demonstrate the potential to increase dividends or

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earnings over time. While the Sub-Adviser will typically focus the Equity Position on companies having capitalizations of $5 billion or more, there are no restrictions on market capitalization. The Sub-Adviser may sell a stock from the Equity Position if the Sub-Adviser believes the company’s fundamentals have deteriorated, the company’s dividend or earnings growth has or will decline or the Sub-Adviser otherwise believes that selling the stock is in the Fund’s best interest.

The Sub-Adviser uses an option technique called a “collar” to provide downside risk protection to the Equity Position; however, collars also will limit upside potential. In the Equity Position, the Sub-Adviser generally writes index calls above the current value of the applicable index to seek to generate premium income and use the proceeds to purchase index puts below the current value of the applicable index to seek to reduce the Fund’s exposure to market risk and volatility.

The notional value of the options positions in the Equity Position is not expected to exceed 100% of the expected, aggregate value of the equity securities owned in the Equity Position at the time either option is “in the money” (i.e., when exercising the option would result in a profit). This percentage limitation on the use of options applies at the time an investment is made.

●	The Income Position. The Income Position is designed to balance the risk of the Equity Position by utilizing a combination of investments in domestic fixed-income investments (e.g., corporate bonds, U.S. government securities, mortgage-backed securities, high yield bonds (commonly known as “junk bonds”) or mutual funds and ETFs that invest in such securities) (collectively, “Fixed Income Instruments”) and the receipt of premiums from selling index options. The primary objective of the Income Position is yield generation, with a secondary emphasis on capital appreciation. While the Sub-Adviser may purchase Fixed Income Instruments of any maturity and credit quality, the Sub-Adviser typically invests in a broad mix of ETFs targeting a specific yield that the Sub-Adviser may adjust from time to time in response to market conditions.

In implementing its options strategy for the Income Position, the Sub-Adviser typically writes put and call options on one or more broad-based U.S. stock indices, receiving premiums from the purchasers of the options. The Sub-Adviser may then repurchase the options prior to their expiration date, giving up appreciation and avoiding depreciation in between the sale of the option and its repurchase. The difference between the premium received from selling the option and the cost of repurchasing the option will determine the gain or loss realized by the Income Position. The options strategy utilized by the Sub-Adviser for the Income Position is intended to provide increased cash flow from premiums, reduce volatility, and provide protection against potential loss when the Fund purchases put and call options on the same indices on which the Fund has written options.

The Sub-Adviser may also use “collars” or collar components to provide downside risk protection to the Income Position; however, collars also will limit upside potential. In the Income Position, the Sub-Adviser generally writes calls on underlying fixed income instruments at or above the current value of the applicable fixed income instrument to seek to generate premium income and may use the proceeds to purchase puts on underlying fixed income instruments below the current value of the applicable fixed income instrument to seek to reduce the Fund’s exposure to market risk and volatility.

●	The Market Movement Position. The Market Movement Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Market Movement Position, the Sub-Adviser intends to purchase and write options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). The Sub-Adviser uses a proprietary option allocation model to dynamically adjust the put protection it seeks to employ with the intent to minimize cost to the portfolio while providing potential upside in market downturns. Over time, the indices on which the Fund purchases and sells options may vary based on the Sub-Adviser’s assessment of the availability and liquidity of various listed index options, and the Sub-Adviser’s evaluation of equity market conditions and other factors.

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Generally, the Market Movement Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Market Movement Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Sub-Adviser may also purchase alternative instruments that the Sub-Adviser believes will approximate the performance that could be achieved by establishing debit option spreads when the Sub-Adviser believes comparable results can be achieved at a lower cost than buying options directly. These alternative instruments include options on indexes, options on futures, options on ETFs and ETFs.

In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the- money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

When the Sub-Adviser believes that current market, economic, political or other market-related conditions are unfavorable or adverse and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Funds

This section of the Prospectus provides additional information about the Funds’ investment practices and related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of a Fund’s investment practices; additional information about each Fund’s risks and investments can be found in the Funds’ SAI. A Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in underlying funds, if applicable. Before you decide whether to invest in a Fund, carefully consider these risks and special considerations associated with investing in the Fund, which may cause you to lose money. An investment in a Fund is not bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional Tier 1 Securities Risk. (North Square Preferred and Income Securities Fund). In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are generally referred to as Additional Tier 1 Securities (“AT1’s”, sometimes referred to as CoCo’s). This is particularly true in the financial sector, the largest preferred issuer segment. In one version of an AT1, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings. Another version of an AT1 provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy.

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In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Affiliated Underlying Funds Risk. (North Square Spectrum Alpha Fund and North Square Multi Strategy Fund).

●	Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. To the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

●	Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by North Square, which presents certain conflicts of interest. Generally, North Square will receive more revenue from investing in the underlying funds than it would if it invested in unaffiliated funds. In addition, North Square is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to North Square by underlying funds differ. North Square may have an incentive to select underlying funds that will result in the greatest net management fee revenue to North Square and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to North Square in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, North Square would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

●	New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

Bank Loan Risk. (North Square Multi Strategy Fund). Bank loans are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a bank loan. Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the ability to dispose of particular bank loans. Bank loans may also be subject to extension risk and prepayment risk.

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Transactions in bank loans are often subject to longer settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, which could result in losses to the Fund. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Blend Style Risk. (North Square Spectrum Alpha Fund). Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

Commodity Risk. (North Square Tactical Growth Fund). Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk. (North Square Multi Strategy Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Credit Risk. (North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Credit and Subordination Risk. (North Square Preferred and Income Securities Fund). An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Debt securities are subject to varying degrees of credit risk which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer or other obligated party suffers adverse changes to its financial condition. These adverse changes may lead to greater volatility in the price of the debt security and affect the security’s liquidity. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions, changes in credit quality of such financial institutions could cause values of the debt security to deviate.

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Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

Currency Risk. (North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. (All Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, the Sub-Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives and Hedging Transactions Risk. (North Square Preferred and Income Securities Fund and North Square Trilogy Alternative Return Fund). Many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges.

Derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships. The Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund.

For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests, and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

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Derivatives Risk. (North Square Preferred and Income Securities Fund and North Square Trilogy Alternative Return Fund). The sub-adviser may make use of futures, forwards, forward contracts, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes to the Fund to risk that the counterparty to the transaction defaults.

●	Futures Risk. The Fund may enter into a futures contract in which the Fund (acting as a buyer or seller) may be forced to make delivery (as a seller) or take delivery (as a buyer) of a specific asset at a specified future date and price. The secondary market for futures may be less liquid causing the contract to be difficult to close. Unanticipated market movements may also make delivery difficult for the seller and cause significant, potentially unlimited, losses.

●	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

●	Swaps Risk. The Fund may enter into swap transactions, including credit default swaps and index credit default swaps. Swap transactions involve the risk that the party with whom the Fund entered into the transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to pay the other party. Swaps may also be difficult to value, which in turn may cause liquidity issues.

Emerging Market Risk. (North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, and North Square Preferred and Income Securities). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. Companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

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Equity Risk. (North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). The value of equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which a Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF and Mutual Funds Risk. (North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Investing in an ETF or mutual fund will provide the Funds with exposure to the securities held by the mutual fund or ETF and will expose the Funds to risks similar to those of investing directly in those securities. An ETF may also trade at a discount to its net asset value. For example, where all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This could, in turn, result in differences between the market price of the ETF’s shares and the underlying value of those shares. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Funds may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

Each Fund may invest in North Square-Related Funds in connection with any such investment. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because, among other reasons, the fees paid to it by North Square-Related Funds may be higher than the fees paid by other potential underlying funds and other benefits to the Adviser and Sub-Adviser may result from investments in North Square-Related Funds. To the extent the Fund invests a significant percentage of its assets in any one North Square-Related Fund or across multiple North Square-Related Funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

The North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund are subject to the following additional risks:

■	Expenses. Since each Fund is a “fund of funds,” your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

■	Investment Limitation. Under Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), a Fund is generally subject to limits on investments in shares of an ETF or other investment company. However, the Fund is permitted to invest in ETFs or investment companies beyond the limits, subject to certain terms and conditions set forth in Securities and Exchange Commission (the “SEC”) rules. Accordingly, the limitations, or satisfaction of certain conditions specified in the rules, may prevent a Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

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■	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds and that the Fund receives less than NAV when selling an ETF).

■	Operational Risks. There can be no assurance that an active trading market will develop and be maintained for the shares of the ETFs in which a Fund invests. Further, market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of a Fund’s investment in the ETF’s shares.

■	Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

■	Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

■	Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

Fixed Income Securities Risk. (North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

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Foreign and Emerging Market Company Risk. (North Square Spectrum Alpha Fund). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic 5 securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Investment Risk. (North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depositary receipts (including ADRs and GDRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Government-Sponsored Entities Risk. (North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Growth-Oriented Investment Strategies Risk. (North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, and North Square Tactical Growth Fund). Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short-term.

High Yield (“Junk”) Bond Risk. (North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund and North Square Trilogy Alternative Return Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Hybrid Security Risk. (North Square Preferred and Income Securities Fund). Hybrid securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Hybrid securities may encompass several risks compared in other securities. Credit Risk is primary among these as Hybrids are generally subordinated debt instruments. Ratings may be two to three notches below that of the company’s senior debt. In the event of a company default these securities fall lower in the priority of payments and are, therefore, less likely to recover full value. Hybrids have features which subject them to call and/or extension risk. Hybrids may be called or extended due to market conditions and subject the investor of the debt to price volatility. If the hybrid is not called at its first call date, the fixed coupon is systematically reset, and becomes a floating rate instrument. When reset, it can be a lower than the initial fixed coupon. Final maturities may be long-term or perpetual in nature. This may make these securities subject to interest rate risk.

Inflation-Linked Securities Risk. (North Square Multi Strategy Fund). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the “CPI”)).There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk. (North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

IPO Risk. (North Square Dynamic Small Cap Fund and North Square Multi Strategy Fund). The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Large-Cap Company Risk. (North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Securities of companies with market capitalizations that are larger than small- and mid-cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

LIBOR Transition Risk. (North Square Preferred and Income Securities Fund). Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, ended most LIBOR settings at the end of 2021. The commonly used tenors of US dollars LIBOR are continuing until the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new references rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will be used as frequently or have the same liquidity as LIBOR prior to its discontinuance. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

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Liquidity Risk. (North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Certain debt obligations may be difficult or impossible to sell at the time and price that the Sub-Adviser would like to sell. The Sub-Adviser may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Management and Strategy Risk. (North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Adviser. In response to the crisis, the United States and other governments took steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Micro-Cap, Small, and Mid-Sized Company Risk. (North Square Spectrum Alpha Fund). Micro- Cap, Small Cap, and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Mid Cap Company Risk. (North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Investing in mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

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Mortgage-Backed and Asset-Backed Securities Risk. (North Square Multi Strategy Fund and North Square Trilogy Alternative Return Fund). Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. (North Square Multi Strategy Fund). Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Optionality Risk. (North Square Preferred and Income Securities Fund). A security may be subject to call, reinvestment, or extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Portfolio Turnover Risk. (North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, and North Square Tactical Defensive Fund). As a result of its trading strategies, each Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of a Fund due to these increased costs and may also result in the realization of short-term capital gains. If a Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

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Preferred Securities Risk. (North Square Preferred and Income Securities Fund). There are two types preferred securities: retail and institutional. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many preferred securities are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make-up any missed payments to its stockholders. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Preferred Stock Risk. (North Square Dynamic Small Cap Fund and North Square Multi Strategy Fund). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

REIT Risk. (North Square Dynamic Small Cap Fund). The Funds’ investments in REITs will subject the Funds to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

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Reliance on Technology. (All Funds). The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software. Because of the quantity and nature of the software utilized, software errors may occur, and certain of these errors may impact portfolios. Additionally, with respect to third party hardware and software, such errors are often entirely outside of the control of the Fund. The Sub-Adviser seeks to reduce the incidence of software errors through a certain degree of internal testing and seeks to reduce the impact of such errors through monitoring and the use of certain independent safeguards in the overall portfolio management system and often, with respect to proprietary software, in the software code itself. Despite such testing, monitoring and independent safeguards, these software errors may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly allocate trades among clients, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk reducing actions. These errors may be extremely hard to detect. Regardless of how difficult their detection appears in retrospect, some of these errors may go undetected for long periods of time and some may never be detected. The impact caused by errors may be compounded over time. The Fund assumes that software errors and their ensuing risks are an inherent part of investing with a process-driven, systematic investment manager, and does not expect to perform a materiality analysis on the vast majority of errors it discovers. The Sub-Adviser seeks, on an ongoing basis, to create adequate backups of software and hardware where possible but there is no guarantee that such efforts will be successful. Further, to the extent that an unforeseeable software or hardware malfunction or problem is caused by a defect, virus or other outside force, investors may be materially adversely affected.

Rule 144A and Regulation S Securities Risk. (North Square Preferred and Income Securities Fund). Rule 144A and Regulation S Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A and Regulation S Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A and Regulation S Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A and Regulation S Securities at a desirable time or price.

Sector Focus Risk. (North Square Advisory Research Small Cap Growth Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, and North Square Tactical Defensive Fund). Each Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of a Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

Small Cap Company Risk. (North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund). Investing in small capitalization companies generally involves greater risks than investing in large capitalization companies. Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

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Value-Oriented Investment Strategies Risk. (North Square Dynamic Small Cap Fund and North Square Multi Strategy Fund). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Warrants and Rights Risk. (North Square Multi Strategy Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment in the warrant or right). If a Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and a Fund may not always realize full value on the sale of rights.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

Investment Adviser

North Square, a Delaware limited liability company with its principal place of business at 200 West Madison Street, Suite 2610, Chicago, Illinois 60606, is each Fund’s investment adviser and provides investment advisory services to each Fund pursuant to an investment advisory agreement between the Adviser and the North Square Investments Trust (“Trust”), on behalf of each Fund (the “Advisory Agreement”). Founded in September 2018, North Square is a registered investment adviser.

Prior to the North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, and North Square Preferred and Income Securities Fund’s commencement of operations on May 10, 2019, such Predecessor Funds’ investment adviser was Oak Ridge Investments, LLC (“Oak Ridge”). Prior to the North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund’s commencement of operations on June 11, 2021, such Predecessor Funds’ investment adviser was Stadion Money Management, LLC. Prior to the close of business on September 30, 2021, the North Square Multi Strategy Fund was sub-advised by Oak Ridge. Prior to the close of business on January 11, 2022, the North Square Spectrum Alpha Fund, North Square Advisory Research Small Cap Growth Fund, and North Square Preferred and Income Securities Funds were sub-advised by Oak Ridge.

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged Advisory Research, Inc., Algert Global, LLC, NSI Retail Advisors, LLC, and Red Cedar Investment Management, LLC (“Red Cedar”) (each, a “Sub-Adviser” and together the “Sub-Advisers”) pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees (the “Board of Trustees” or the “Board”). The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

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For its services, the Adviser is entitled to receive the below annual management fee from each Fund, calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Spectrum Alpha Fund	0.20%
North Square Dynamic Small Cap Fund	0.90%
North Square Advisory Research Small Cap Growth Fund	0.70%
North Square Multi Strategy Fund	0.00% for Fund assets invested in affiliated investments, and 0.50% for Fund assets invested in non-affiliated investments
North Square Preferred and Income Securities Fund	0.75%
North Square Tactical Growth Fund	At an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of its average daily net assets over $150 million up to $500 million, and 0.85% of its average daily net assets over $500 million.
North Square Tactical Defensive Fund	At an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of its average daily net assets over $150 million up to $500 million, and 0.85% of its average daily net assets over $500 million.
North Square Trilogy Alternative Return Fund	At an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of its average daily net assets over $150 million up to $500 million, and 0.85% of its average daily net assets over $500 million.

For the fiscal year ended May 31, 2023, the Funds paid the following advisory fees to its investment adviser, after waiving fees pursuant to its expense limitation agreement with each Fund:

Fund	Advisory Fees Received As a Percentage of Average Daily Net Assets
North Square Spectrum Alpha Fund	0.56%
North Square Dynamic Small Cap Fund	0.56%
North Square Advisory Research Small Cap Growth Fund	0.28%
North Square Multi Strategy Fund	0.19%
North Square Preferred and Income Securities Fund	0.52%
North Square Tactical Growth Fund	0.88%
North Square Tactical Defensive Fund	1.20%
North Square Trilogy Alternative Return Fund	0.75%

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Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. The Trust and the Adviser have been granted exemptive relief from the SEC (the “Order”), which permits the Adviser, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with the Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. A Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to Sub-Advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

Sub-Advisers

North Square Advisory Research Small Cap Growth Fund

ARI, located at Two Prudential Plaza, 180 North Stetson Avenue, Suite 5500, Chicago, Illinois 60601, acts as the investment sub-adviser to the North Square Advisory Research Small Cap Growth Fund. ARI, founded in 1974, is a Delaware corporation and is an investment adviser registered with the SEC.

For its investment sub-advisory services, ARI is entitled to receive an annual fee of 0.35% paid solely by the Adviser from the fee it receives from the North Square Advisory Research Small Cap Growth Fund’s average daily net assets.

North Square Dynamic Small Cap Fund

Algert Global LLC (“Algert Global” or a “Sub-Adviser”), with its principal place of business at 101 California Street, Suite 3240, San Francisco, California 94111, serves as the sub-adviser to the North Square Dynamic Small Cap Fund, pursuant to an investment sub-advisory agreement. The Sub-Adviser was founded in 2002 and is registered as an investment adviser with the SEC. The Sub-Adviser is responsible for the day-to-day portfolio management, selection

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of the portfolio investments and supervision of the portfolio transactions, subject to the general oversight of the Adviser, for the North Square Dynamic Small Cap Fund. For its investment sub-advisory services to the North Square Dynamic Small Cap Fund, Algert Global is entitled to receive an annual fee paid by the Adviser of 0.45%.

North Square Spectrum Alpha Fund, North Square Multi Strategy Fund, North Square Tactical Defensive Fund, North Square Tactical Growth Fund, and North Square Trilogy Alternative Return Fund

NSI Retail Advisors, LLC (“NSI Retail” or a “Sub-Adviser”), located at 2000 Ericsson Drive, Suite 100, Warrendale, Pennsylvania 15086, acts as the investment sub-adviser to the North Square Spectrum Alpha Fund, North Square Multi Strategy Fund, North Square Tactical Defensive Fund, North Square Tactical Growth Fund, and North Square Trilogy Alternative Return Fund. NSI Retail is an affiliate of, and under common control with, the Adviser and is primarily focused on mutual fund advisory services.

For their investment sub-advisory services, NSI Retail is entitled to receive an annual fee paid solely by the Adviser based on the applicable Fund’s average daily net assets as follows: 1

Fund	Contractual Sub-Advisory Fees As a Percentage of Average Daily Net Assets
North Square Spectrum Alpha Fund	0.14%
North Square Multi Strategy Fund[1]	0.00% - 0.25%
North Square Tactical Growth Fund	At an annual rate of 0.875% of its average daily net assets up to $150 million, 0.70% of its average daily net assets over $150 million up to $500 million, and 0.595% of its average daily net assets over $500 million.
North Square Tactical Defensive Fund	At an annual rate of 0.875% of its average daily net assets up to $150 million, 0.70% of its average daily net assets over $150 million up to $500 million, and 0.595% of its average daily net assets over $500 million.
North Square Trilogy Alternative Return Fund	At an annual rate of 0.875% of its average daily net assets up to $150 million, 0.70% of its average daily net assets over $150 million up to $500 million, and 0.595% of its average daily net assets over $500 million.

[1]	The annual sub-advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the Trust advised by the Adviser (“affiliated investments”) and (ii) 0.25% for Fund assets invested in nonaffiliated investments.

North Square Preferred and Income Securities Fund

Red Cedar, located at 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504, acts as the investment sub-adviser to the North Square Preferred and Income Fund. Red Cedar, founded in 2013, is a Michigan limited liability company and a registered investment adviser registered with the SEC.

For their investment sub-advisory services, Red Cedar is entitled to receive an annual fee paid by the Adviser of 0.375%.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreements for the North Square Spectrum Alpha Fund (other than the Sub-Advisory Agreement), North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund (other than the Sub-Advisory Agreement), North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund (other than the Sub-Advisory Agreement), North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund is available in the Funds’ Semi-Annual Report to shareholders for the fiscal period ended November 30, 2022. The Sub-Advisory Agreements for the North Square Spectrum Alpha Fund, North Square Advisory Research Small Cap Growth Fund, and North Square Preferred and Income Securities will be available in the Funds’ Semi-Annual Report to shareholders for the fiscal period ended November 30, 2023.

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Portfolio Managers

Portfolio Manager for ARI

The Portfolio of the North Square Advisory Research Small Cap Growth Fund is managed by Andrew S. Cupps.

Andrew S. Cupps has 31 years of investment experience and serves as a Managing Director and a Portfolio Manager of ARI. Drew is a member of the Advisory Research Partner Group. Prior to joining Advisory Research in 2016, Drew was the founder and portfolio manager of Cupps Capital Management (CCM). Drew also worked at Strong Capital Management, where he managed hedge fund and mutual fund assets beginning in 1994. At Strong, Drew managed the Strong Enterprise Fund from its inception in October 1998 until October 2000. Before Strong, Drew worked at Driehaus Capital Management beginning in 1992. Drew holds an AB in economics from Harvard.

Portfolio Managers of Algert Global

Peter M. Algert and Ryan LaFond of Algert Global are jointly and primarily responsible for the day-to-day management of the North Square Dynamic Small Cap Fund’s portfolio.

Peter M. Algert, Ph.D, has 27 years of investment experience. Mr. Algert is the Chief Investment Officer and Chief Executive Officer of Algert Global, which he co-founded in 2002. Mr. Algert was previously a Managing Director at Barclays Global Investors, where he served as the Global Head of Research focusing on stock selection strategies. Prior to that, Mr. Algert was a Director at KMV Corporation where he worked in the areas of empirical modeling and management of credit risk. Mr. Algert received his B.A. in Economics from the University of California, Santa Cruz and his Ph.D. from UC Berkeley’s Haas School of Business.

Ryan LaFond, Ph.D. has 16 years of investment experience. Mr. LaFond is the Deputy CIO of Algert Global. Prior to re-joining Algert Global, Mr. LaFond was Head of Research for the Asia Pacific and Emerging Markets Equity group within BlackRock’s Scientific Active Equity team. His service at BlackRock dates back to 2008, including his tenure at Barclays Global Investors (BGI). Mr. LaFond began his career as an assistant professor at Massachusetts Institute of Technology’s Sloan School of Management. Mr. LaFond earned a BBA degree and Ph.D. with a concentration in Accounting, both from the University of Wisconsin.

Portfolio Managers of NSI Retail

The Portfolio of the North Square Spectrum Alpha Fund is managed by Brad A. Thompson, CFA, Clayton Wilkin, CFA, and David Appleby. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund.

The North Square Tactical Growth Fund is managed by a portfolio management team consisting of Paul M. Frank (Lead Portfolio Manager), Brad A. Thompson, CFA, and Clayton Wilkin, CFA. Each member of the Fund’s portfolio management team is jointly and primarily responsible for the day-to- day management of the Fund.

The North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund are each managed by a portfolio management team consisting of Brad A. Thompson, CFA, and Clayton Wilkin, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of each Fund.

The North Square Multi Strategy Fund is managed by a portfolio management team consisting of Brad A. Thompson, CFA, Clayton Wilkin, CFA, and David Appleby. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund.

Management of the Funds	95

David Appleby. Prior to joining NSI Retail in 2022, Mr. Appleby held senior risk management positions most recently at North Square Investments and Oak Ridge Investments, where he began his career in the investment industry in 2006. Mr. Appleby is a graduate of the University of Georgia with a bachelor’s degree in Economics. He received a Master’s Degree in Finance from the Illinois Institute of Technology and also holds the FRM® (Financial Risk Management) Certification.

Paul M. Frank. Prior to joining NSI Retail in 2020, Mr. Frank was a Portfolio Manager for Stadion Money Management, LLC, where he was a Senior Portfolio Manager since joining the firm in 2013. Mr. Frank founded Aviemore Asset Management, LLC in 1993 and served as its President until 2013. He also served as President, Treasurer, Trustee and Chief Compliance Officer of Aviemore Funds from 2004 until 2013. Mr. Frank has a Bachelor of Arts in History and Economics from Drew University. Mr. Frank also completed a Masters of Business Administration in Finance from Fordham University’s Graduate School of Business Administration in 1992, earning the Dean’s award for academic excellence and was named class valedictorian.

Brad A. Thompson, CFA. Prior to joining NSI Retail in 2021, Mr. Thompson served as Chief Investment Officer of Stadion Money Management, LLC and had been a Portfolio Manager and an officer of Stadion Money Management, LLC (and its predecessor), serving in a supervisory role for portfolio management operations since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

Clayton Wilkin, CFA. Prior to joining NSI Retail in 2021, Mr. Wilkin was a Portfolio Manager for Stadion Money Management, LLC and had served as a Portfolio Management Analyst, among other duties, since 2013. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and also holds the Chartered Financial Analyst designation.

Portfolio Managers of Red Cedar

The Portfolio of the North Square Preferred and Income Securities Fund is managed by Brandon F. Bajema, John L. Cassady, III, and David L. Withrow.

Brandon F. Bajema, CFA, CPA. Brandon F. Bajema is a Partner and Co-Chief Investment Officer at Red Cedar Investment Management. He started in the industry in 2003 and joined Red Cedar in 2021. Previously, Mr. Bajema was a Portfolio Manager in the Fixed Income & Treasury Department with the Abu Dhabi Investment Authority (ADIA) where he managed a multi-currency global credit portfolio from the United Arab Emirates. Before joining (ADIA), he was a Director at Fitch Ratings in the Financial Institutions Group where he covered banks, asset managers and finance companies. Prior to that, he was an Audit Manager at BDO, USA where he focused on banks and insurance companies. Mr. Bajema is a CPA and a CFA® charterholder. He has a B.S. in Economics and a Masters of Science in Accounting from Grand Valley State University.

John L. Cassady III, CFA. John L. Cassady III is Managing Partner, Chief Executive Officer and Co-Chief Investment Officer for Red Cedar Investment Management. He started in the industry in 1987 and joined Red Cedar in 2018. Prior to joining Red Cedar, he was an investment professional for ClearArc Capital where he served in varying roles from 2001- 2018, including Director of Fixed Income and Senior Portfolio Manager. While at ClearArc Capital, Mr. Cassady managed Core Fixed Income, Core Plus Fixed Income, Asset Allocation and a multi-sector low correlation strategy. Before joining ClearArc Capital, he held a similar position at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank (an affiliated company of ClearArc Capital). Previously, he was a fixed income Portfolio Manager at Atlantic Portfolio Analytics & Management (APAM) which has since been acquired by Semper Capital Management. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management.

Management of the Funds	96

David L. Withrow, CFA. David L. Withrow is a Managing Partner and Senior Market Strategist for Red Cedar Investment Management. He started in the industry in 1988 and joined Red Cedar in 2018. Previously, Mr. Withrow served as the President, Deputy Chief Investment Officer and Director of Taxable Fixed Income for ClearArc Capital. Prior to joining ClearArc Capital, he served in a Portfolio Management role beginning in 1999 for Fifth Third Bank Investment Advisors (an affiliated company of ClearArc Capital). Before joining Fifth Third Bank Investment Advisors, he was a Portfolio Manager and Structured Product Analyst for Prime Capital Management in Indianapolis. He is a member of the Cincinnati Society of Financial Analysts and serves on the Finance Committee for the Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a B.A. in Economics and is a CFA® charterholder.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds that they manage.

Other Service Providers

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Advisers or any other service provider for the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) do not exceed the following:

Management of the Funds	97

Fund	As a Percentage of Average Daily Net Assets
North Square Spectrum Alpha Fund
Class A	1.30%
Class I	1.05%
North Square Dynamic Small Cap Fund
Class A	1.24%
Class I	0.99%
North Square Advisory Research Small Cap Growth Fund
Class A	1.19%
Class I	0.94%
North Square Multi Strategy Fund
Class A	1.20%
Class I	1.17%
North Square Preferred and Income Securities Fund
Class I	0.97%
North Square Tactical Growth Fund
Class A shares	1.30%*
Class C shares	1.30%*
Class I shares	1.30%*
North Square Tactical Defensive Fund
Class A shares	1.70%*
Class C shares	1.70%*
Class I shares	1.70%*
North Square Trilogy Alternative Return Fund
Class A shares	1.38%*
Class C shares	1.38%*
Class I shares	1.38%*

*	Exclusive of payments under a Rule 12b-1 Distribution Plan.

This agreement is in effect until September 30, 2025 for the North Square Spectrum Alpha Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund, and until September 30, 2029 for the North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, and North Square Advisory Research Small Cap Growth Fund, and may be terminated or amended prior to the end of the term only with the approval of the Board of Trustees.

Any waiver of advisory fees or payment or reimbursement of a Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. With respect to the North Square Multi Strategy Fund, the reimbursement amount is subject to a maximum 0.20% per fiscal year. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Management of the Funds	98

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees

The Trust, on behalf of the North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to each Fund’s Class A shares and the North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund Class C shares. Under the 12b-1 Plan, a Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C shares and/or shareholder liaison service fees in connection with the provision of services to shareholders of each such Class and the maintenance of shareholder accounts. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares.

The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Funds. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred. In the case of Class C shares, 12b-1 fees together with the CDSC are used to finance the costs of advancing sales commissions paid to broker-dealers. After the first 12 months, the broker-dealers may receive the ongoing 12b1-fees associated with their clients’ investment.

Since these fees are paid out of each applicable Fund’s assets attributable to Class A and Class C shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with the relevant class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of sales charges and expenses and an example of the sales charges and expenses of each Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution and shareholder liaison service fees under the 12b-1 Plan.

Shareholder Service Fee

The Trust, on behalf of the Funds, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to each of the Funds’ Class A shares, Class C shares, and Class I shares, as applicable. Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class C shares, and Class I shares, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or other financial intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. These payments may be used for various purposes and take various forms. For example, the Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distribution and Shareholder Service Plan	99

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless a “fair value” adjustment is determined to be appropriate due to subsequent events. The NAV of a class of a Fund’s shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Due to the fact that different expenses are charged to a Fund’s Class A shares, Class C shares and Class I shares, as applicable, the NAV of a Fund’s classes will vary. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Fair value pricing inherently involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Fair value prices can differ from market prices when they become available or when a price otherwise becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, with respect to the Funds. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee, subject to review and approval by the Adviser’s Valuation Committee, in accordance with procedures approved by the Board. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs. Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are classified as illiquid or traded infrequently, which may include “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

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Purchase of Shares

This Prospectus offers Class A, Class C, and Class I shares.

●	Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution fees and/or shareholder service fees.

●	Class C shares generally incur a 1% contingent deferred sales charge if you sell your shares within one year of purchase and are subject to annual distribution fees or shareholder service fees.

●	Class I shares are not subject to any sales loads or distribution fees or shareholder service fees; however, Class I shares of North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund are subject to shareholder service fees.

By offering multiple classes of shares, each Fund permits investors to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

●	which shares classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges

Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I shares may be more suitable than Class A or Class C shares. You should consult with your financial adviser for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, shareholder service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares. Please see the specific features available to each class of shares as discussed below.

To purchase shares of the North Square Funds, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
All Accounts	$1,000	$100
Class C shares
All Accounts	$1,000	$100
Class I
All Accounts	$1,000,000	None

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial

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intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A and Class C shares due to different sales charges among the share classes. Please see “Class A Shares – Sales Charge Schedule,” “Class C Shares Purchase Programs” and “Appendix A – Waivers and Discounts Available from Certain Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class C, or Class I shares, as applicable.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Adviser may, from time to time, reduce or waive the minimum initial investment amounts. This would allow the Adviser, for example, to waive or set different investment minimums for shares offered through financial intermediaries, and may waive the minimum investment requirements for employer-sponsored retirement plan accounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates.

Automated Clearing House (ACH) Purchase: You may not use ACH transactions for your initial purchase of Fund shares. Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

The Funds do not accept investments by non-U.S. persons.

Class A Shares

Class A shares of the Funds are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Funds will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. See also the “Large Order Net Asset Value Purchase Privilege” section.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be slightly higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Information on sales charges can also be found on the Funds’ website at www.northsquareinvest.com, or obtained by calling the Funds at 1-855-551-5521, or consulting with your financial adviser.

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Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Funds as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases” and “Large Order Net Asset Value Purchase Privilege.” The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts.

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999.99 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $50,000 would pay an initial charge of 4.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount. Investments above $500,000 have no front-end sales charge but may be subject to a CDSC (please see “Large Order Net Asset Value Purchase Privilege” below for more information).

You may be able to lower your Class A sales charges if:

●	you assure a Fund in writing that you intend to invest at least $50,000 in Class A shares of the Funds over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

●	the amount of Class A shares you already own in the Funds plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of a Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

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The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial adviser other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and the approved financial intermediary may not retain this information.

Net Asset Value Purchases.

Class A shares are available for purchase without a sales charge if you are:

●	reinvesting dividends or distributions;

●	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

●	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisers, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

●	a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

●	a current Trustee of the Trust;

●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Funds.

Your financial adviser or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

Your Account with the Funds	104

From its own profits and resources, the Adviser may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $500,000 or more of Class A shares of the Funds, in accordance with the following fee schedule: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million and less than or equal to $50 million, and 0.25% over $50 million.

A CDSC will be waived in the following circumstances:

●	If you are a current Trustee of the Trust;

●	If you are a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

●	If you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of a Fund; or

●	Upon conversion of Class A shares into another class of shares of a Fund.

Your financial adviser or the Transfer Agent can answer your questions and help you determine if you are eligible for waiver of a sales charge.

Class C Shares

Under the 12b-1 Plan, a distribution fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of a Fund’s Class C shares.

Class C shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C shares in the amount of $499,999 or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Class C Shares Purchase Programs

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Appendix A– Waivers and Discounts Available from Certain Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C shares may be entitled to the elimination of CDSC. You may be required to provide a Fund, or its authorized dealer, with certain information or records to verify your eligibility.

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A CDSC will not be applied in the following cases:

●	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Transfer Agent must be contacted to determine if the conditions exist;

●	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

●	withdrawals related to certain retirement or benefit plans; or

●	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

Your financial adviser or the Transfer Agent can answer questions and help determine if you are eligible.

Class I Shares

To purchase Class I shares of the Funds, you generally must invest at least $1 million. Class I shares are not subject to any initial sales charge. There also are no CDSCs imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees; however, Class I shares of North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund are subject to shareholder service fees.

The minimum investment requirement for Class I shares may be waived if you or your financial intermediary invest through an omnibus account, have an aggregate investment in our family of funds of $5 million or more, or in other situations as determined by the Adviser. In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I shares. The Adviser may permit a financial intermediary to waive applicable minimum initial investment for Class I shares in the following situations:

●	Broker-dealers purchasing Fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

●	Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

●	Qualified Tuition Programs under Section 529 that have entered into an agreement with the Distributor;

●	Certain employer-sponsored retirement plans, as approved by the Adviser; and

●	Certain other situations deemed appropriate by the Adviser.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the Invest by Mail form from your most recent confirmation statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.

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Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

Online Transactions

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 1-855-551-5521 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and capital gains distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or capital gains distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521 at least five calendar days prior to the record date of the next distribution. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gains distributions be paid in cash or be reinvested in the Funds at the next determined NAV. If you elect to receive dividends and/or capital gains distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

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Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be at the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to North Square Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker-dealer or other financial intermediary	The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.
By mail	All checks must be made in U.S. Dollars and drawn on U.S. financial institutions. A Fund will not accept payment in cash or money orders. A Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Regular Mail North Square Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Overnight Delivery North Square Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Ultimus Fund Solutions, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least seven business days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Funds’ account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). For security reasons, requests by telephone will be recorded.
By wire

You may also buy shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at Shareholder Services at 1-855-551-5521 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to the Funds at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by a Fund. The purchase price per share will be the NAV determined after the wire purchase is received by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary or, if applicable, an intermediary’s authorized designee, receives the order. The financial intermediary or its agent must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds as described below.
By mail	You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to North Square Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

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Regular Mail North Square Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Overnight Delivery North Square Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Ultimus Fund Solutions, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By telephone

To redeem shares by telephone, call the Funds at 1-855-551-5521 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $15 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $35 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-855-551-5521. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Unless noted on the initial account application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

	●	The applicable Fund account number;

	●	The name in which his or her account is registered;

	●	The Social Security Number or Taxpayer Identification Number under which the account is registered; and

	●	The address of the account holder, as stated in the account application form.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

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Signature Guarantee

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption transmitted by wire transfer or ACH to a bank of record prior to 30 calendar days since the bank instructions were added or changed;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

●	You wish to redeem more than $50,000 worth of shares.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature requirement at their discretion.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-855-551-5521. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days before the next withdrawal.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for Class A and C shares and your financial institution must be a member of the ACH network. There is no minimum for Class I shares to participate in the AIP. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-551-5521, if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

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Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized intermediary or agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you did not purchase your shares with a wire payment, the Transfer Agent may delay payment of your redemption proceeds for up to 15 calendar days from the date of purchase or until your payment has cleared, whichever comes first. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their written redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. Shares held in IRAs and other retirement accounts may be redeemed by telephone at 1-855-551-5521. Investors will be asked whether or not to withhold taxes from any distribution. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. Under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. A Fund may redeem shares in-kind during both normal and stressed market conditions. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

IRA and Coverdell Education Savings Account Maintenance Fee. An annual account maintenance fee of $25 will be charged for each IRA and Coverdell ESA Account.

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Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, the Funds first redeem shares you acquired on or before December 30, 2011, and then apply your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax adviser with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in a Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Funds has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

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General Transaction Policies

Some of the following policies are mentioned above. In general, the Adviser reserves the right to:

●	vary or waive any minimum investment requirement;

●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

●	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

●	reject any purchase or redemption request that does not contain all required documentation; and

●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after market close.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at 1-855-551-5521 to receive the prospectus). The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investments” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or, if authorized on your application, by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax adviser on your particular circumstances.

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Class C shares of a Fund may be converted into another class of shares of the Fund at the direction of a shareholder or its financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought. A shareholder or financial intermediary may only convert the shareholder’s Class C shares into another class of shares if the Class C shares are no longer subject to a Contingent Deferred Sales Charge (“CDSC”) or the Adviser has been or will be reimbursed the portion of the CDSC otherwise payable on those shares. Class C shares may only be converted to Class A shares if the conversion is made to facilitate a shareholder’s participation in a fee based or wrap fee program, or in other circumstances subject to the discretion of the Adviser.

Class C shares will automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 8 year anniversary of purchase. It is the responsibility of your financial intermediary and not the Fund, the Transfer Agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your financial intermediary does not have records verifying that your shares have been held for at least 8 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a financial intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain financial intermediaries may be subject to different terms or conditions, as set by their financial intermediary, in connection with such conversions. Please refer to Appendix A or contact your financial intermediary for more information.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary or its designee. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www.northsquareinvest.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-551-5521 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Your Account with the Funds	115

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-551-5521 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser and Sub-Advisers, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Your Account with the Funds	116

DIVIDENDS AND DISTRIBUTIONS

The North Square Preferred and Income Securities Fund will make distributions of net investment monthly. The other Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Class A and Class C shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A and Class C shares.

If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) to receive all dividends and distributions in cash, or (3) to receive capital gain distributions in cash, while reinvesting net investment income in additional Fund shares. If you wish to change your distribution option, please write to or call the Transfer Agent at least five calendar days before the record date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on

Federal Income Tax Consequences	117

an established U.S. securities market. Although dividends received from REITs generally do not constitute qualified dividend income, certain REIT dividends attributable to a REIT’s trade or business income may qualify for a reduced rate of taxation as “qualified business income” in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently at a rate set under Section 3406 of the Code for U.S. residents.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

Federal Income Tax Consequences	118

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On May 10, 2019, pursuant to a reorganization, North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, and North Square Preferred and Income Securities Fund acquired all assets, subject to the liabilities, of its corresponding Predecessor Fund. On June 11, 2021, pursuant to a reorganization, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund acquired all assets, subject to the liabilities, of its corresponding Predecessor Fund. Upon completion of the reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding share classes of its Predecessor Fund.

The financial information for the year ended May 31, 2023 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ audited financial statements, is included in the Funds’ annual report, which is available upon request (see back cover). The financial information for the years ended May 31, 2022, and prior, were audited by other auditors whose reports expressed unqualified opinions on those financial statements and financial highlights.

Financial Highlights	119

North Square Spectrum Alpha Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023		2022		2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$10.78		$15.36		$12.07	$13.89	$16.85

Investment operations:
Net investment loss(a)	(0.09	)(b)	(0.19	)(b)	(0.17)	(0.15)	(0.16	)(b)
Net realized and unrealized gain (loss)	(0.28)		(2.26)		5.34	0.44	(0.34)
Total from investment operations	(0.37)		(2.45)		5.17	0.29	(0.50)

Less distributions:
From net realized gains	(4.53)		(2.13)		(1.88)	(2.11)	(2.46)
Total distributions	(4.53)		(2.13)		(1.88)	(2.11)	(2.46)

Net asset value, end of year	$5.88		$10.78		$15.36	$12.07	$13.89

Total Return(c)	(2.25)%		(19.05)%		43.47%	1.16%	(1.96)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$44,532		$56,319		$87,291	$73,973	$109,749
Ratio of expenses to average net assets:
Before fee waived and expenses recouped(d)	0.92%		1.34%		1.75%	2.06%	1.46%
After fees waived and expenses recouped(d)	1.30%		1.36	%(e)	1.39%	1.39%	1.38%
Ratio of net investment loss to average net assets:
Before fees waived and expenses recouped(d)	(0.70)%		(1.29)%		(1.54)%	(1.78)%	(1.08)%
After fees waived and expenses recouped(d)	(1.07)%		(1.31)%		(1.18)%	(1.11)%	(1.00)%
Portfolio turnover rate(f)	7%		104%		33%	38%	31%

(a)	Based on average shares outstanding for the year.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Effective January 11, 2022, the expense cap decreased from 1.39% to 1.30%.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	120

North Square Spectrum Alpha Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023		2022		2021		2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$12.60		$17.59		$13.58		$15.35	$18.29

Investment operations:
Net investment loss(a)	(0.08	)(b)	(0.17	)(b)	(0.15)		(0.13)	(0.13	)(b)
Net realized and unrealized gain (loss)	(0.31)		(2.69)		6.04		0.47	(0.35)
Total from investment operations	(0.39)		(2.86)		5.89		0.34	(0.48)

Less distributions:
From net realized gains	(4.53)		(2.13)		(1.88)		(2.11)	(2.46)
Total distributions	(4.53)		(2.13)		(1.88)		(2.11)	(2.46)

Net asset value, end of year	$7.68		$12.60		$17.59		$13.58	$15.35

Total Return(c)	(2.08)%		(18.90)%		43.92%		1.41%	(1.67)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$28,790		$39,308		$61,121		$40,165	$64,501
Ratio of expenses to average net assets:
Before fee waived and expenses recouped(d)	0.72%		1.12%		1.51	%(e)	1.78%	1.22%
After fees waived and expenses recouped(d)	1.05%		1.11	%(f)	1.08%		1.14%	1.14%
Ratio of net investment loss to average net assets:
Before fees waived and expenses recouped(d)	(0.48)%		(1.07)%		(1.31	)%(e)	(1.50)%	(0.84)%
After fees waived and expenses recouped(d)	(0.81)%		(1.06)%		(0.87)%		(0.86)%	(0.75)%
Portfolio turnover rate(g)	7%		104%		33%		38%	31%

(a)	Based on average shares outstanding for the year.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Ratios exclude the 12b-1 refund.
(f)	Effective January 11, 2022, the expense cap decreased from 1.14% to 1.05%.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	121

North Square Dynamic Small Cap Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period Ended May 31,
	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.26

Investment operations:
Net investment income(b)	0.03
Net realized and unrealized loss	(0.14	)(c)
Total from investment operations	(0.11)

Net asset value, end of period	$11.15

Total Return(d)	(0.98	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,143
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.54	%(f)
After fees waived and expenses absorbed	1.24	%(f)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.99	%(f)
After fees waived and expenses absorbed	3.29	%(f)
Portfolio turnover rate(g)	188	%(e)

(a)	For the period May 1, 2023 (commencement of operations) to May 31, 2023.
(b)	Based on average shares outstanding for the period.
(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	122

North Square Dynamic Small Cap Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022		2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$11.09	$18.27		$11.46	$11.54	$15.14

Investment operations:
Net investment income (loss)(a)	0.01	0.01		(0.04)	0.02	(0.01)
Net realized and unrealized gain (loss)	0.07	(1.00)		7.14	(0.07)	(1.31)
Total from investment operations	0.08	(0.99)		7.10	(0.05)	(1.32)

Less distributions:
Net investment income	(0.02)	-		(0.01)	(0.03)	-
From net realized gains	-	(6.19)		(0.28)	-	(2.28)
Total distributions	(0.02)	(6.19)		(0.29)	(0.03)	(2.28)

Net asset value, end of year	$11.15	$11.09		$18.27	$11.46	$11.54

Total Return(b)	0.76%	(10.43)%		62.34%	(0.44)%	(8.42)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$76,580	$78,983		$20,369	$15,500	$20,389
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.33%	1.36%		1.67%	2.23%	2.02%
After fees waived and expenses absorbed	0.99%	1.00	%(c)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.21)%	(0.30)%		(0.82)%	(0.91)%	(0.91)%
After fees waived and expenses absorbed	0.12%	0.06%		(0.30)%	0.17%	(0.04)%
Portfolio turnover rate(d)	188%	177%		179%	170%	133%

(a)	Based on average shares outstanding for the year.
(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Effective July 1, 2021, the expense cap decreased from 1.15% to 0.99%.
(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	123

North Square Advisory Research Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022		2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$12.67	$20.91		$16.24	$13.94	$13.16

Investment operations:
Net investment income (loss)(a)	(0.09)	(0.10)		(0.06)	0.03	-
Net realized and unrealized gain (loss)	(0.25)	(1.54)		5.82	3.00	0.88 (b)
Total from investment operations	(0.34)	(1.64)		5.76	3.03	0.88

Less distributions:
Net investment income	-	-		(0.03)	(0.01)	-
From net realized gains	(1.66)	(6.60)		(1.06)	(0.72)	(0.10)
Total distributions	(1.66)	(6.60)		(1.09)	(0.73)	(0.10)

Net asset value, end of year	$10.67	$12.67		$20.91	$16.24	$13.94

Total Return(c)	(1.74)%	(16.88)%		35.93%	22.05%	6.80%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$9,624	$12,669		$12,463	$12,191	$13,823
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.36%	1.37%		1.45%	1.88%	2.04%
After fees waived and expenses absorbed	0.94%	0.95	%(d)	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.15)%	(1.00)%		(0.79)%	(0.74)%	(1.10)%
After fees waived and expenses absorbed	(0.73)%	(0.58)%		(0.29)%	0.19%	(0.01)%
Portfolio turnover rate	182%	230%		9%	18%	18%

(a)	Based on average shares outstanding for the year.
(b)	Rounds to less than $0.005 per share.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective January 11, 2022, the expense cap decreased from 0.95% to 0.94%.

Financial Highlights	124

North Square Multi Strategy Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$21.10	$23.57	$16.93	$16.92	$26.95

Investment operations:
Net investment income (loss)(a) (b)	0.19	1.98	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.53)	(2.97)	6.73	1.25	(1.60)
Total from investment operations	(0.34)	(0.99)	6.64	1.20	(1.66)

Less distributions:
Net investment income	(2.11)	-	-	(1.19)	-
From net realized gains	(4.48)	(1.48)	-	-	(8.37)
Total distributions	(6.59)	(1.48)	-	(1.19)	(8.37)

Net asset value, end of year	$14.17	$21.10	$23.57	$16.93	$16.92

Total Return(c)	(0.57)%	(4.94)%	39.20%	6.63%	(4.88)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,433	$37,762	$45,140	$35,278	$33,287
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(d)(e)	1.23%	0.79%	0.92%	1.34%	0.82%
After fees waived and expenses absorbed(d)(e)	0.92%	0.79%	1.13%	1.20%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(d)	0.79%	8.41%	(0.23)%	(0.40)%	(0.09)%
After fees waived and expenses absorbed(d)	1.10%	8.41%	(0.44)%	(0.26)%	(0.27)%
Portfolio turnover rate(f)	13%	65%	15%	7%	17%

(a)	Based on average shares outstanding for the year.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	125

North Square Multi Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022	2021		2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$22.33	$24.83	$17.73		$17.59	$27.53

Investment operations:
Net investment income (loss)(a) (b)	0.25	2.22	0.06		(0.01)	0.02
Net realized and unrealized gain (loss)	(0.56)	(3.24)	7.04		1.36	(1.59)
Total from investment operations	(0.31)	(1.02)	7.10		1.35	(1.57)

Less distributions:
Net investment income	(2.11)	-	-		(1.21)	-
From net realized gains	(4.48)	(1.48)	-		-	(8.37)
Total distributions	(6.59)	(1.48)	-		(1.21)	(8.37)

Net asset value, end of year	$15.43	$22.33	$24.83		$17.73	$17.59

Total Return(c)	(0.38)%	(4.79)%	40.07%		7.17%	(4.23)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,420	$10,136	$10,592		$5,851	$12,919
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(d)(e)	0.99%	0.54%	0.67	%(f)	0.92%	0.44%
After fees waived and expenses absorbed(d)(e)	0.68%	0.54%	0.43%		0.90%	0.62%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(d)	1.03%	8.92%	0.05	%(f)	(0.10)%	0.29%
After fees waived and expenses absorbed(d)	1.34%	8.92%	0.29%		(0.08)%	0.10%
Portfolio turnover rate(g)	13%	65%	15%		7%	17%

(a)	Based on average shares outstanding for the year.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).
(f)	Ratios exclude the 12b-1 refund.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	126

North Square Preferred and Income Securities Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022		2021		2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$20.96	$23.32		$17.47		$16.25	$15.65

Investment operations:
Net investment income(a)	1.09	0.41		0.21		0.24	0.24
Net realized and unrealized gain (loss)	(0.89)	(0.55)		6.18		1.28	0.82
Total from investment operations	0.20	(0.14)		6.39		1.52	1.06

Less distributions:
Net investment income	(0.65)	(0.38)		(0.18)		(0.25)	(0.24)
From net realized gains	(2.31)	(1.84)		(0.36)		(0.05)	(0.22)
From return of capital	(0.34)	-		-		-	-
Total distributions	(3.30)	(2.22)		(0.54)		(0.30)	(0.46)

Net asset value, end of year	$17.86	$20.96		$23.32		$17.47	$16.25

Total Return(b)	1.25%	(1.49)%		37.06%		9.35%	6.94%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$46,577	$25,793		$16,186		$11,146	$12,014
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.20%	1.27%		1.44	%(c)	1.89%	2.38%
After fees waived and expenses absorbed	0.97%	0.99	%(d)	1.00%		1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.41%	1.50%		0.59	%(c)	0.47%	0.18%
After fees waived and expenses absorbed	5.64%	1.78%		1.03%		1.36%	1.56%
Portfolio turnover rate	260%	179%		28%		18%	15%

(a)	Based on average shares outstanding for the year.
(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Ratios exclude the 12b-1 refund.
(d)	Effective January 11, 2022, the expense cap decreased from 1.00% to 0.97%.

Financial Highlights	127

North Square Tactical Growth Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$13.59	$15.15	$11.81	$11.62	$12.33

Investment operations:
Net investment income (loss)(b)(c)	0.06	(0.03)	(0.09)	0.05	(0.01)
Net realized and unrealized gain (loss)	0.02	(0.80)	3.43	0.72	(0.40)
Total from investment operations	0.08	(0.83)	3.34	0.77	(0.41)

Less distributions:
Net investment income	(0.06)	-	-	(0.06)	-
From net realized gains	(0.87)	(0.73)	-	(0.52)	(0.30)
Total distributions	(0.93)	(0.73)	-	(0.58)	(0.30)

Net asset value, end of year	$12.74	$13.59	$15.15	$11.81	$11.62

Total Return(d)	1.04%	(5.93)%	28.28%	6.53%	(3.22)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$85,244	$92,843	$97,180	$81,511	$85,250
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.74%	1.61%	1.55%	1.56%	1.57%
After fees waived and expenses absorbed(e)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.24%	(0.27)%	(0.70)%	0.39%	(0.07)%
After fees waived and expenses absorbed(e)	0.43%	(0.21)%	(0.70)%	0.40%	(0.05)%
Portfolio turnover rate(f)	96%	67%	79%	128%	120%

(a)	Effective June 11, 2021 the Stadion Tactical Growth Fund Class A converted to the North Square Tactical Growth Fund Class A.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	128

North Square Tactical Growth Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023		2022(a)	2021	2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$12.69		$14.30	$11.24	$11.14		$11.92

Investment operations:
Net investment loss(b)(c)	(0.04	)(d)	(0.13)	(0.19)	(0.04	)(d)	(0.10	)(d)
Net realized and unrealized gain (loss)	0.03		(0.75)	3.25	0.69		(0.38)
Total from investment operations	(0.01)		(0.88)	3.06	0.65		(0.48)

Less distributions:
Net investment income	(0.01)		-	-	(0.03)		-
From net realized gains	(0.87)		(0.73)	-	(0.52)		(0.30)
Total distributions	(0.88)		(0.73)	-	(0.55)		(0.30)

Net asset value, end of year	$11.80		$12.69	$14.30	$11.24		$11.14

Total Return(e)	0.31%		(6.61)%	27.22%	5.73%		(3.92)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$71,369		$84,867	$106,291	$95,291		$104,812
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(f)	2.50%		2.37%	2.31%	2.33%		2.32%
After fees waived and expenses absorbed(f)	2.30%		2.30%	2.30%	2.30%		2.30%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed(f)	(0.51)%		(1.02)%	(1.46)%	(0.36)%		(0.85)%
After fees waived and expenses absorbed(f)	(0.31)%		(0.95)%	(1.45)%	(0.33)%		(0.83)%
Portfolio turnover rate(g)	96%		67%	79%	128%		120%

(a)	Effective June 11, 2021 the Stadion Tactical Growth Fund Class C converted to the North Square Tactical Growth Fund Class C.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(e)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	129

North Square Tactical Growth Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$13.87	$15.42	$12.00	$11.77	$12.46

Investment operations:
Net investment income (loss)(b)(c)	0.09	0.01	(0.06)	0.08	0.02 (d)
Net realized and unrealized gain (loss)	0.03	(0.83)	3.48	0.74	(0.41)
Total from investment operations	0.12	(0.82)	3.42	0.82	(0.39)

Less distributions:
Net investment income	(0.08)	-	- (e)	(0.07)	-
From net realized gains	(0.87)	(0.73)	-	(0.52)	(0.30)
Total distributions	(0.95)	(0.73)	-	(0.59)	(0.30)

Net asset value, end of year	$13.04	$13.87	$15.42	$12.00	$11.77

Total Return(f)	1.33%	(5.71)%	28.53%	6.88%	(3.02)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$314,829	$344,653	$391,964	$314,646	$337,265
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(g)	1.50%	1.38%	1.33%	1.34%	1.33%
After fees waived and expenses absorbed(g)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(g)	0.48%	(0.03)%	(0.48)%	0.62%	0.13%
After fees waived and expenses absorbed(g)	0.68%	0.05%	(0.45)%	0.66%	0.16%
Portfolio turnover rate(h)	96%	67%	79%	128%	120%

(a)	Effective June 11, 2021 the Stadion Tactical Growth Fund Class I converted to the North Square Tactical Growth Fund Class I.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(e)	Rounds to less than $0.005 per share.
(f)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	130

North Square Tactical Defensive Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$16.05	$16.00	$12.41	$13.52	$13.26

Investment operations:
Net investment income (loss)(b)(c)	0.05	(0.11)	(0.10)	0.07	0.03
Net realized and unrealized gain (loss)	(0.68)	0.16	3.69	(1.12)	0.23
Total from investment operations	(0.63)	0.05	3.59	(1.05)	0.26

Less distributions:
Net investment income	-	-	-	(0.06)	-
Total distributions	-	-	-	(0.06)	-

Net asset value, end of year	$15.42	$16.05	$16.00	$12.41	$13.52

Total Return(d)	(3.93)%	0.30%	28.93%	(7.85)%	1.96%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$20,302	$23,392	$21,542	$18,526	$24,231
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.97%	1.86%	1.87%	1.85%	1.84%
After fees waived and expenses absorbed(e)	1.95%	1.86%	1.87%	1.85%	1.84%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.25%	(0.65)%	(0.71)%	0.47%	0.26%
After fees waived and expenses absorbed(e)	0.29%	(0.65)%	(0.71)%	0.47%	0.26%
Portfolio turnover rate(f)	677%	289%	350%	522%	396%

(a)	Effective June 11, 2021 the Stadion Tactical Defensive Fund Class A converted to the North Square Tactical Defensive Fund Class A.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	131

North Square Tactical Defensive Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023		2022(a)	2021	2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$14.52		$14.59	$11.40	$12.51		$12.36

Investment operations:
Net investment loss(b)(c)	(0.07	)(d)	(0.21)	(0.19)	(0.03	)(d)	(0.08	)(d)
Net realized and unrealized gain (loss)	(0.61)		0.14	3.38	(1.03)		0.23
Total from investment operations	(0.68)		(0.07)	3.19	(1.06)		0.15

Less distributions:
Net investment income	-		-	-	(0.05)		-
Total distributions	-		-	-	(0.05)		-

Net asset value, end of year	$13.84		$14.52	$14.59	$11.40		$12.51

Total Return(e)	(4.68)%		(0.49)%	27.98%	(8.54)%		1.21%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,005		$7,265	$11,711	$13,586		$19,151
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(f)	2.74%		2.62%	2.62%	2.61%		2.59%
After fees waived and expenses absorbed(f)	2.70%		2.62%	2.62%	2.61%		2.59%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed(f)	(0.52)%		(1.37)%	(1.42)%	(0.24)%		(0.64)%
After fees waived and expenses absorbed(f)	(0.48)%		(1.37)%	(1.42)%	(0.24)%		(0.64)%
Portfolio turnover rate(g)	677%		289%	350%	522%		396%

(a)	Effective June 11, 2021 the Stadion Tactical Defensive Fund Class C converted to the North Square Tactical Defensive Fund Class C.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(e)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	132

North Square Tactical Defensive Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$16.47	$16.39	$12.69	$13.79	$13.50

Investment operations:
Net investment income (loss)(b)(c)	0.09	(0.07)	(0.07)	0.09	0.03
Net realized and unrealized gain (loss)	(0.70)	0.15	3.77	(1.13)	0.26
Total from investment operations	(0.61)	0.08	3.70	(1.04)	0.29

Less distributions:
Net investment income	-	-	-	(0.06)	-
Total distributions	-	-	-	(0.06)	-

Net asset value, end of year	$15.86	$16.47	$16.39	$12.69	$13.79

Total Return(d)	(3.70)%	0.46%	29.16%	(7.61)%	2.15%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$36,249	$42,354	$44,999	$46,311	$54,684
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.77%	1.66%	1.68%	1.66%	1.64%
After fees waived and expenses absorbed(e)	1.70%	1.66%	1.68%	1.66%	1.64%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.47%	(0.44)%	(0.50)%	0.65%	0.21%
After fees waived and expenses absorbed(e)	0.53%	(0.44)%	(0.50)%	0.65%	0.21%
Portfolio turnover rate(f)	677%	289%	350%	522%	396%

(a)	Effective June 11, 2021 the Stadion Tactical Defensive Fund Class I converted to the North Square Tactical Defensive Fund Class I.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	133

North Square Trilogy Alternative Return Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$10.99	$11.67	$10.72	$10.37	$10.94

Investment operations:
Net investment income(b)(c)	0.11	0.02	0.06	0.13	0.17
Net realized and unrealized gain (loss)	(0.74)	(0.68)	0.98	0.39	(0.62)
Total from investment operations	(0.63)	(0.66)	1.04	0.52	(0.45)

Less distributions:
Net investment income	(0.09)	(0.02)	(0.08)	(0.17)	(0.12)
From net realized gains	-	-	(0.01)	-	-
Total distributions	(0.09)	(0.02)	(0.09)	(0.17)	(0.12)

Net asset value, end of year	$10.27	$10.99	$11.67	$10.72	$10.37

Total Return(d)	(5.72)%	(5.69)%	9.74%	5.04%	(4.13)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,351	$2,224	$2,708	$2,659	$4,733
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	2.09%	1.87%	1.97%	1.89%	1.94%
After fees waived and expenses absorbed(e)	1.63%	1.63%	1.63%	1.63%	1.63%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.57%	(0.06)%	0.22%	0.95%	1.27%
After fees waived and expenses absorbed(e)	1.02%	0.18%	0.56%	1.21%	1.58%
Portfolio turnover rate(f)	8%	16%	11%	21%	5%

(a)	Effective June 11, 2021 the Stadion Trilogy Alternative Return Fund Class A converted to the North Square Trilogy Alternative Return Fund Class A.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	134

North Square Trilogy Alternative Return Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$10.65	$11.38	$10.47	$10.14	$10.73

Investment operations:
Net investment income (loss)(b)(c)	0.03	(0.06)	(0.02)	0.04	0.07
Net realized and unrealized gain (loss)	(0.72)	(0.67)	0.96	0.40	(0.59)
Total from investment operations	(0.69)	(0.73)	0.94	0.44	(0.52)

Less distributions:
Net investment income	(0.04)	-	(0.03)	(0.11)	(0.07)
From net realized gains	-	-	- (d)	-	-
Total distributions	(0.04)	-	(0.03)	(0.11)	(0.07)

Net asset value, end of year	$9.92	$10.65	$11.38	$10.47	$10.14

Total Return(e)	(6.49)%	(6.41)%	8.97%	4.34%	(4.84)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,678	$3,739	$4,789	$5,384	$7,460
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(f)	2.87%	2.65%	2.73%	2.68%	2.63%
After fees waived and expenses absorbed(f)	2.38%	2.38%	2.38%	2.38%	2.38%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(f)	(0.23)%	(0.84)%	(0.52)%	0.13%	0.43%
After fees waived and expenses absorbed(f)	0.27%	(0.57)%	(0.17)%	0.43%	0.68%
Portfolio turnover rate(g)	8%	16%	11%	21%	5%

(a)	Effective June 11, 2021 the Stadion Trilogy Alternative Return Fund Class C converted to the North Square Trilogy Alternative Return Fund Class C.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Rounds to less than $0.005 per share.
(e)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	135

North Square Trilogy Alternative Return Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$11.05	$11.71	$10.76	$10.40	$10.97

Investment operations:
Net investment income(b)(c)	0.13	0.05	0.09	0.15	0.18
Net realized and unrealized gain (loss)	(0.74)	(0.68)	0.98	0.41	(0.60)
Total from investment operations	(0.61)	(0.63)	1.07	0.56	(0.42)

Less distributions:
Net investment income	(0.11)	(0.03)	(0.11)	(0.20)	(0.15)
From net realized gains	-	-	(0.01)	-	-
Total distributions	(0.11)	(0.03)	(0.12)	(0.20)	(0.15)

Net asset value, end of year	$10.33	$11.05	$11.71	$10.76	$10.40

Total Return(d)	(5.56)%	(5.45)%	9.98%	5.39%	(3.90)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$22,767	$35,788	$39,552	$42,622	$52,330
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.89%	1.68%	1.79%	1.72%	1.65%
After fees waived and expenses absorbed(e)	1.38%	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed(e)	0.73%	0.13%	0.43%	1.09%	1.39%
After fees waived and expenses absorbed(e)	1.24%	0.43%	0.84%	1.43%	1.66%
Portfolio turnover rate(f)	8%	16%	11%	21%	5%

(a)	Effective June 11, 2021 the Stadion Trilogy Alternative Return Fund Class I converted to the North Square Trilogy Alternative Return Fund Class I.
(b)	Based on average shares outstanding for the year.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights	136

APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers, some of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

The following shareholders that purchase a Fund’s shares through the following financial intermediaries will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:

Front–End Sales Load Waivers on Class A Shares
Fidelity Brokerage Services
●	Fund shares purchased by Employee Benefit Plans through Fidelity Investments Institutional Operations Company, Inc.
●	Fund shares listed on Fidelity’s No Transaction Fee platform that are purchased through accounts maintained through Fidelity’s Institutional Wealth Services.
TD Ameritrade, Inc.

●	Fund shares sold through fee-based programs or separate accounts sponsored, offered or facilitated by TD Ameritrade or its affiliates, clients or customers.
●	Fund shares sold through TD Ameritrade’s Premier List.
●	Fund shares purchased by third party investment advisors on behalf of their advisory clients through TD Ameritrade’s platform.
CDSC Waivers on Class C Shares
Fidelity Brokerage Services
●	Fund shares purchased by Employee Benefit Plans through Fidelity Investments Institutional Operations Company, Inc.
●	Shares of Funds on Fidelity’s No Transaction Fee platform that are purchased through accounts maintained through Fidelity’s Institutional Wealth Services.
TD Ameritrade, Inc.

●	Fund shares sold through fee-based programs or separate accounts sponsored, offered or facilitated by TD Ameritrade or its affiliates, clients or customers.
●	Fund shares sold through TD Ameritrade’s Premier List.
●	Fund shares purchased by third party investment advisors on behalf of their advisory clients through TD Ameritrade’s platform.

Appendix A – Waivers and Discounts	137

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front- end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Appendix A – Waivers and Discounts	138

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisory about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

○	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

○	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

○	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

○	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

○	Shares acquired through a right of reinstatement.

○	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

○	Shares sold upon the death or disability of the shareholder.

○	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

○	Shares purchased in connection with a return of excess contributions from an IRA account.

○	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

○	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

○	Shares acquired through a right of reinstatement.

○	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

○	Breakpoints as described in the fund’s Prospectus.

○	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

○	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Appendix A – Waivers and Discounts	139

Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●	Shares purchased through a Morgan Stanley self-directed brokerage account
●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
●	Shares purchased in an investment advisory program.
●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Classes A and C shares available at Raymond James
●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●	Return of excess contributions from an IRA Account.
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Appendix A – Waivers and Discounts	140

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
●	Breakpoints as described in this prospectus.
●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.
●	Letters of intent will allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

Effective May 20, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through a OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Appendix A – Waivers and Discounts	141

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Fund through Baird, over a 13-month period of time

*************

Appendix A – Waivers and Discounts	142

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) to the extent that they have entered into an agreement with the Funds to offer Class A shares through no-load network or platforms as described in “Net Asset Value Purchases” of this Prospectus.

In addition to the Financial Institutions above, the list below includes, but is not limited to, additional Financial Institutions that may waive the initial sales charge imposed on purchases of Class A Shares. For more information, please contact your Financial Intermediary:

American United Life Insurance Co	MML Investors Services, LLC
Ascensus Trust Co/ Ascensus Fin Serv LLC	Morgan Stanley Smith Barney
Charles Schwab & Co	MSI Financial Services Inc
Commonwealth Financial Network	Mutual Of Omaha Investor Services
Edward D Jones & Co	National Financial Services Corporation
First Command Financial Planning, Inc.	Nationwide Investment Services Corporation
Gwn Securities Inc	Next Financial Group Inc
Hartford Life Insurance Co	Raymond James & Associates Inc
Lpl Financial Corporation	Sagepoint Financial Inc
M Holdings Securities, Inc.	Signator Financial Services, Inc.
Matrix Trust Company/ Mscs Financial	Silver Oak Securities Inc
Merrill Lynch, Pierce, Fenner, & Smith	UBS Financial Services, Inc.
MML Distributors LLC	Wells Fargo Clearing Services LLC

Appendix A – Waivers and Discounts	143

Investment Adviser
North Square Investments, LLC
200 West Madison Street, Suite 2610
Chicago, Illinois 60606

Investment Sub-Adviser Advisory Research, Inc. Two Prudential Plaza 180 North Stetson Avenue, Suite 5500 Chicago, Illinois 60601	Investment Sub-Adviser Algert Global LLC 101 California Street, Suite 3240 San Francisco, California 94111

Investment Sub-Adviser NSI Retail Advisors, LLC 2000 Ericsson Drive, Suite 100 Warrendale, Pennsylvania 15086	Investment Sub-Adviser Red Cedar Investment Management, LLC 333 Bridge Street, NW, Suite 601 Grand Rapids, Michigan 49504

Fund Administrator, Transfer Agent and Fund Accountant
Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

1-513-587-3400

Custodian

U.S. Bank N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group)
Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Counsel to the Trust
Seward & Kissel LLP
901 K Street, N.W.

Washington, District of Columbia 20001

Counsel to the Independent Trustees

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

North Square Funds

FOR MORE INFORMATION

Statement of Additional Information (“SAI”)

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI is available and annual and semi-annual reports are available, free of charge, on the Funds’ website at www.northsquareinvest.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at 1-855-551-5521 or by writing to:

North Square Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

Reports and other information about the Funds are available:

●	Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or

●	For a duplication fee, by electronic request at the following e-mail address:publicinfo@sec.gov.

(Investment Company Act file no. 811-23373.)